EXHIBIT 3.1
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                              HARVEST ENERGY TRUST



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                          FOURTH AMENDED AND RESTATED
                                TRUST INDENTURE
                             DATED JANUARY 1, 2008

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                         BURNET, DUCKWORTH & PALMER LLP




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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE 1   INTERPRETATION.....................................................1
   1.1      Definitions........................................................1
   1.2      Meaning of "Outstanding"...........................................7
   1.3      Income Tax Act.....................................................7
   1.4      Headings...........................................................7
   1.5      Construction of Terms..............................................7
   1.6      References to Acts Performed by the Trust..........................7

ARTICLE 2   DECLARATION OF TRUST...............................................7
   2.1      Settlement of Trust................................................7
   2.2      Declaration of Trust...............................................7
   2.3      Name...............................................................8
   2.4      Nature of the Trust................................................8
   2.5      Legal Entitlements and Restrictions of Unitholders.................8
   2.6      Liability of Unitholders...........................................8
   2.7      Contracts of the Trust.............................................9
   2.8      Head Office of Trust...............................................9

ARTICLE 3   ISSUE AND SALE OF TRUST UNITS......................................9
   3.1      Nature and Ranking of Trust Units..................................9
   3.2      Authorized Number of Trust Units..................................10
   3.3      No Fractional Trust Units.........................................10
   3.4      Re-purchase of Initial Trust Units by Trust.......................10
   3.5      Offerings of Trust Units and Indebtedness.........................10
   3.6      Ranking of Trust Units............................................10
   3.7      Trust Units Fully Paid and Non-assessable.........................10
   3.8      No Conversion, Retraction, Redemption or Pre-emptive Rights.......10
   3.9      Consolidation of Trust Units......................................10
   3.10     Special Voting Rights.............................................11
   3.11     Non-resident Holders..............................................11

ARTICLE 4   INVESTMENTS OF TRUST FUND.........................................11
   4.1      Purpose of the Trust..............................................11
   4.2      Permitted Investments.............................................12
   4.3      Other Investment Restrictions.....................................12

ARTICLE 5   DISTRIBUTIONS.....................................................12
   5.1      Determination of Net Income of the Trust..........................12
   5.2      Net Income of the Trust to Become Payable.........................12
   5.3      Net Realized Capital Gains to Become Payable......................13
   5.4      Net Income and Net Realized Capital Gains for Income Tax
            Purposes to Become Payable........................................13
   5.5      Other Amounts.....................................................13
   5.6      Enforcement.......................................................13
   5.7      Payment of Amounts Payable........................................13
   5.8      Distribution of Additional Trust Units............................13
   5.9      Withholding Taxes.................................................14

ARTICLE 6   APPOINTMENT, RESIGNATION AND REMOVAL OF TRUSTEE...................14
   6.1      Trustee's Term of Office..........................................14
   6.2      Resignation of Trustee............................................14
   6.3      Removal of Trustee................................................14
   6.4      Appointment of Successor to Trustee...............................15
   6.5      Failure to Appoint Successor......................................15
   6.6      Qualifications of Trustee.........................................15

                                      -i-
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                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE

ARTICLE 7   CONCERNING THE TRUSTEE............................................15
   7.1      Powers of the Trustee and the Corporation.........................15
   7.2      Specific Powers and Authorities...................................16
   7.3      Restrictions On the Trustee's Powers..............................19
   7.4      Banking...........................................................19
   7.5      Standard of Care..................................................20
   7.6      Fees and Expenses.................................................20
   7.7      Limitations On Liability of Trustee...............................20
   7.8      Indemnification of Trustee........................................21
   7.9      Environmental Indemnity...........................................21
   7.10     Apparent Authority................................................22
   7.11     Notice to Unitholders of Non-eligibility for Deferred
            Income Plans......................................................22
   7.12     Declaration as to Beneficial Ownership............................22
   7.13     Conditions Precedent to Trustee's Obligations to Act..............22
   7.14     Survival of Indemnities...........................................22
   7.15     Trustee May Have Other Interests..................................23
   7.16     Documents Held by Trustee.........................................23

ARTICLE 8   DELEGATION OF POWERS..............................................23
   8.1      The Corporation...................................................23
   8.2      Offerings and Other Matters.......................................23
   8.3      Exclusions From Delegation........................................24
   8.4      Power of Attorney.................................................24
   8.5      Liability of Trustee..............................................24

ARTICLE 9   AMENDMENT.........................................................25
   9.1      Amendment.........................................................25

ARTICLE 10   MEETINGS OF UNITHOLDERS..........................................26
   10.1     Annual and Special Meetings of Unitholders........................26
   10.2     Notice of Meetings................................................26
   10.3     Quorum............................................................26
   10.4     Voting Rights of Unitholders......................................26
   10.5     Resolutions.......................................................27
   10.6     Meaning of "Special Resolution"...................................27
   10.7     Record Date for Voting............................................28
   10.8     Binding Effect of Resolutions.....................................28
   10.9     Solicitation of Proxies...........................................28
   10.10    No Breach.........................................................28

ARTICLE 11   CERTIFICATES, REGISTRATION AND TRANSFER OF TRUST UNITS...........28
   11.1     Nature of Trust Units.............................................28
   11.2     Certificates......................................................29
   11.3     Register of Unitholders...........................................29
   11.4     Transfer of Trust Units...........................................30
   11.5     Trust Units Held Jointly or in a Fiduciary Capacity...............30
   11.6     Performance of Trust..............................................30
   11.7     Lost Certificates.................................................31
   11.8     Death of a Unitholder.............................................31
   11.9     Unclaimed Interest or Distribution................................31
   11.10    Exchanges of Trust Certificates...................................31
   11.11    Offer for Units...................................................31

ARTICLE 12   TERMINATION......................................................33
   12.1     Termination Date..................................................33

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                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE

   12.2     Termination by Special Resolution of Unitholders..................33
   12.3     Procedure Upon Termination........................................34
   12.4     Powers of the Trustee Upon Termination............................34
   12.5     Sale of Investments...............................................34
   12.6     Distribution of Proceeds..........................................34
   12.7     Further Notice to Unitholders.....................................34
   12.8     Responsibility of Trustee After Sale and Conversion...............34

ARTICLE 13   SUPPLEMENTAL INDENTURES..........................................35
   13.1     Provision for Supplemental Indentures.............................35
   13.2     Provision for Amended and Restated Indenture......................35

ARTICLE 14   NOTICES TO UNITHOLDERS...........................................35
   14.1     Notices...........................................................35
   14.2     Failure to Give Notice............................................36
   14.3     Joint Holders.....................................................36
   14.4     Service of Notice.................................................36

ARTICLE 15   AUDITORS.........................................................36
   15.1     Qualification of Auditors.........................................36
   15.2     Appointment of Auditors...........................................36
   15.3     Change of Auditors................................................36
   15.4     Filling Vacancy...................................................36
   15.5     Reports of Auditors...............................................36

ARTICLE 16   ACCOUNTS, RECORDS AND FINANCIAL STATEMENTS.......................37
   16.1     Records...........................................................37
   16.2     Quarterly Reporting to Unitholders................................37
   16.3     Annual Reporting to Unitholders...................................37
   16.4     Information Available to Unitholders..............................37
   16.5     Income Tax: Obligation of the Trustee.............................38
   16.6     Income Tax: Designations..........................................38
   16.7     Income Tax: Deductions, Allowances and Credits....................38
   16.8     Fiscal Year.......................................................38

ARTICLE 17   MISCELLANEOUS....................................................38
   17.1     Continued Listing.................................................38
   17.2     Successors and Assigns............................................38
   17.3     Counterparts......................................................38
   17.4     Severability......................................................39
   17.5     Day Not a Business Day............................................39
   17.6     Time of the Essence...............................................39
   17.7     Governing Law.....................................................39
   17.8     Notices to Trustee and the Corporation............................39
   17.9     References to Agreements..........................................39

ARTICLE 18   REDEMPTION OF TRUST UNITS........................................40
   18.1     Right of Redemption...............................................40
   18.2     Exercise of Redemption Right......................................40
   18.3     Calculation of Redemption Price Based On Market Price.............40
   18.4     Cash Payment of Market Redemption Price...........................41
   18.5     Limitation Regarding Cash Payment of Market Redemption Price......41
   18.6     Calculation of Redemption Price in Certain Other Circumstances....41
   18.7     Cancellation of Redeemed Trust Units..............................42

                                     -iii-
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                              HARVEST ENERGY TRUST


         FOURTH AMENDED AND RESTATED TRUST INDENTURE made the 1st day of January, 2008.

BETWEEN:

              VALIANT TRUST COMPANY, a trust company incorporated under the laws of Alberta, with offices in the City of Calgary, in the Province of Alberta (hereinafter called the "Trustee")

                                                              OF THE FIRST PART

                                       and

              HARVEST OPERATIONS CORP., a body corporate incorporated under the laws of Alberta, with offices in the City of Calgary, in the Province of Alberta (hereinafter called the "Corporation") and all persons who after the date hereof become holders of Trust Units as herein provided

                                                             OF THE SECOND PART


         WHEREAS the Settlor has paid to the Initial Trustee an amount of one hundred dollars in lawful money of Canada for the purpose of settling the Trust;

         AND WHEREAS the Trustee has agreed replace the Initial Trustee and to act as trustee of the Trust in accordance with the provisions hereinafter set forth;

         AND WHEREAS it is intended that the beneficiaries of the Trust shall be the holders of Trust Units, each of which Trust Units shall rank equally in all respects with every other Trust Unit;

         AND WHEREAS it is intended that the Trust will offer the Trust Units for sale to members of the public from time to time;

         AND WHEREAS it is intended that the Trust shall qualify as a "unit trust" and as a "mutual fund trust" under the provisions of paragraph 108(2)(b) and subsection 132(6) of the Tax Act;

         AND WHEREAS the parties hereto desire to set out the terms and conditions which shall govern the settlement and the administration of the Trust;

         NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the premises and the mutual and respective covenants and agreements contained herein, the Trustee declares and covenants and agrees with and in favour of the holders from time to time of the Trust Units and the Corporation as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         In this Indenture including the recitals and in the Trust Certificates and schedules hereto, unless the context otherwise requires, the following words and expressions shall have the following meanings:

(a) "ABCA" means the BUSINESS CORPORATIONS ACT (Alberta) as amended from time to time, including the regulations promulgated thereunder;

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(b)    "AFFILIATE"  has the meaning set forth in the  SECURITIES ACT (Alberta), as amended from time to time;

(c) "AGENCY AGREEMENT" means any underwriting, agency or similar agreement entered into by the Trustee and investment dealers, and such other persons including the Corporation as may be a party thereto relating to an Offering;

(d)    "AGENT'S FEES" means the amounts so designated in any Agency Agreement;

(e) "ADMINISTRATION AGREEMENT" means the agreement dated September 27, 2002 between the Trustee and the Corporation pursuant to which the Corporation has agreed to provide certain administrative and advisory services in connection with the Trust;

(f)    "APPRAISED REDEMPTION PRICE" has the meaning set forth in Section 18.6;

(g) "ARTC" means Alberta Royalty Tax Credit within the meaning of the ALBERTA CORPORATE TAX ACT

(h) "ASSOCIATE" has the meaning set forth in the SECURITIES ACT (Alberta) as amended from time to time;

(i) "AUDITORS" means KPMG LLP, or such other firm of chartered accountants as may be appointed as auditor or auditors of the Trust by or in accordance with Article 15;

(j) "BUSINESS DAY" means a day other than a Saturday, Sunday or holiday in the City of Calgary in the Province of Alberta;

(k) "CAPITAL FUND" means the cash flow retained by the Trust from cash otherwise available for distribution which shall be advanced to the Corporation to finance future acquisitions and development of the Properties;

(l) "CLOSING" means the completion of the Initial Offering and "DATE OF CLOSING" means the date on which the Closing occurs;

(m) "COUNSEL" means a law firm (which may be counsel to the Corporation) reasonably acceptable to the Trustee;

(n)    "CORPORATION" means Harvest Operations Corp.;

(o) "CREDIT AGREEMENTS" means the agreements, instruments and documents evidencing the Credit Facilities;

(p) "CREDIT FACILITIES" means the credit facilities made available to the Trust or the Corporation (including any assumed by contract, operation of law or otherwise) from time to time by other persons or made available to persons wholly-owned, directly or indirectly, by the Trust, the Corporation or any Affiliate of the Trust or the Corporation provided the Trust, the Corporation or any Affiliate of the Trust or the Corporation has guaranteed, provided an indemnity in respect of, or otherwise become a surety of, directly or indirectly, such credit facilities and, without limiting the generality of the foregoing, includes the US $250,000,000 principal amount of 7?% senior notes of the Corporation due October 15, 2011 unconditionally guaranteed by the Trust and certain other Affiliates of the Trust;

(q) "DEBT SERVICE CHARGES" means all interest and principal repayments and other costs, expenses and disbursements relating to the borrowing of funds by the Trust or the Corporation, or by an Affiliate of the Trust or the Corporation where the Trust or the Corporation has provided a guarantee, indemnity or surety for any such indebtedness, including pursuant to or in respect to the Credit Facilities;

(r) "DEFERRED PURCHASE PRICE OBLIGATION" has the meaning ascribed thereto in the NPI Agreement;

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(s)    "DIRECT  ROYALTIES" means royalty interests in petroleum and natural gas rights acquired by the Trust from time to time, other than the NPI, including the Initial Direct Royalties to be acquired by the Trust from the Corporation pursuant to a Direct Royalties Sale Agreement;

(t) "DIRECT ROYALTIES SALE AGREEMENT" means any purchase and sale agreement between the Trust and the Corporation providing for the purchase by the Trust from the Corporation of the Direct Royalties including the amended and restated agreement dated September 27, 2002 in respect of the purchase of the Initial Direct Royalties;

(u) "DISTRIBUTION RECORD DATE" means the last day of each calendar month or such other date as may be determined from time to time by the Trustee upon the recommendation of the board of directors of the Corporation, except that December 31 shall in all cases be a Distribution Record Date;

(v) "HARVEST SASK TRUST" means Harvest Sask Energy Trust, a trust formed under the laws of Alberta;

(w)    "INDEMNIFIED PARTIES" has the meaning set forth in Section 7.9;

(x) "INITIAL DIRECT ROYALTIES" means a 99% undivided interest in the royalty interests forming part of the Initial Properties to be acquired by the Trust from the Corporation pursuant to a Direct Royalties Sale Agreement;

(y)    "INITIAL OFFERING" means the Offering pursuant to the Prospectus;

(z) "INITIAL PROPERTIES" means the properties and assets to be acquired by the Corporation from the Vendors pursuant to the Sale Agreement;

(aa)   "INITIAL TRUSTEE" means Caribou Capital Corp.;

(bb) "ISSUE EXPENSES" means all expenses of an Offering payable by the Trust including legal fees, accounting fees and printing expenses and all other fees and expenses which may be described, whether generally or specifically, in any Offering Document relating to the particular Offering, but excluding Underwriter's Fees;

(cc) "LENDER" means the lender or lenders (or any of its or their Affiliates) providing one or more credit or debt facilities (including without limitation pursuant to any Credit Facilities), hedging or swap facilities or any other ancillary facilities to the Trust, the Corporation or any other Affiliate of the Trust for the ownership and operation of its assets, business and affairs;

(dd) "MATERIAL CONTRACTS" means this Trust Indenture, the NPI Agreements, a Direct Royalties Sale Agreement, the Administration Agreement and the Credit Agreements, each as amended or replaced from time to time, and any Underwriting Agreement and any loan agreement, credit agreement, royalty agreement, indenture or other agreement entered into by the Trust for the purpose of making any Subsequent Investment;

(ee) "NPI" means the rights granted to the Trust under the NPI Agreements to receive payments on petroleum and natural gas rights held by the Corporation or Harvest Sask Trust from time to time as more particularly described in the NPI Agreements;

(ff) "NPI AGREEMENTS" means collectively, (i) the amended and restated net profit interest agreement regarding the creation and sale of a net profits interest to the Trust dated October 7, 2004 between the Corporation and the Trustee, and (ii) the amended and restated net profit interest agreement regarding the creation and sale of a net profits interest to the Trust dated October 7, 2004 between Harvest Sask Trust and the Trustee;

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(gg)   "NOTES" means the promissory  notes issued by the  Corporation in series pursuant to a note indenture to be redeemed in consideration for a portion of the NPI having a fair market value equal to such principal amount on the following terms and conditions:

       (i) unsecured and bearing interest at 6% per annum payable monthly in arrears on the 20th day of the next following month;

       (ii) subordinate to all senior indebtedness which includes all indebtedness for borrowed money or owing in respect of property purchases on any default in payment of any such senior indebtedness, and to all trade debt of the Corporation or any subsidiary of the Corporation or the Trust on any creditor proceedings such as bankruptcy, liquidation or insolvency;

       (iii) subject to earlier prepayment, being due and payable on the 15th anniversary of the date of issuance;

       (iv)  in an aggregate principal amount not exceeding $500 million, and

       (v) subject to such other standard terms and conditions as would be included in a note indenture for promissory notes of this kind, as may be approved by the board of directors of the Corporation;

(hh) "OFFERING" means any issuance or offering of Trust Units or any rights, warrants or other securities to purchase, to convert into or exchange into Trust Units on a public or private basis in Canada or elsewhere, including the Initial Offering;

(ii) "OFFERING DOCUMENTS" means any one or more of a prospectus, information memorandum, private placement memorandum and similar public or private offering document, including the Prospectus, or any understanding, commitment or agreement to issue or offer Trust Units;

(jj) "ORDINARY RESOLUTION" means a resolution approved at a meeting of Unitholders by more than 50% of the votes cast in respect of the resolution by or on behalf of Unitholders present in person or represented by proxy at the meeting;

(kk)   "ORDINARY  TRUST  UNITS"  means the  ordinary  Trust Units of the Trust,
       created,   issued  and  certified  hereunder  and  for  the  time  being outstanding and entitled to the benefits hereof;

(ll) "OUTSTANDING", in relation to Trust Units, has the meaning attributed thereto in Section 1.2 hereof;

(mm)   "PAYMENT DATE" has the meaning set forth in Section 5.7;

(nn)   "PERMITTED INVESTMENTS" means:

       (i)   loan  advances  to  the  Corporation,   including  loans  made  in
             connection with the Capital Fund;

       (ii)  interest  bearing  accounts  of  certain  financial   institutions
             including Canadian chartered banks and the Trustee;

       (iii) obligations issued or guaranteed by the Government of Canada or any province of Canada or any agency or instrumentality thereof;

       (iv) term deposits, guaranteed investment certificates of deposit or bankers' acceptances of or guaranteed or accepted by any Canadian chartered bank or other financial institution (including the Trustee and any Affiliate of the Trustee) the short term debt or deposits of which have been rated at least A or the equivalent by Standard & Poor's Corporation, Moody's Investors Service, Inc. or Dominion Bond Rating Service Limited;

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                                       5


       (v) commercial paper rated at least A or the equivalent by Canadian Bond Rating Service Inc. or Dominion Bond Rating Service Limited; and

       (vi) investments in bodies corporate, partnerships or trusts engaged in the oil and natural gas business;

       provided that any investment of the type referred to in Section 4.3 shall not be a Permitted Investment;

(oo) "PERSON" means an individual, partnership, body corporate, association or trust;

(pp) "PLAN OF ARRANGEMENT" means the plan of arrangement under Section 193 of the ABCA substantially in the form set out in Schedule A to the arrangement agreement dated December 23, 2005 among the Trust, the Corporation, Viking Energy Royalty Trust and Viking Holdings Inc., as amended or supplemented from time to time;

(qq) "PRO RATA SHARE" of any particular amount in respect of a Unitholder at any time shall be the product obtained by multiplying the number of Trust Units that are owned by that Unitholder at that time by the quotient obtained when the particular amount is divided by the total number of all Trust Units that are issued and outstanding at that time;

(rr) "PROPERTIES" means the working, royalty or other interests of the Corporation from time to time in any petroleum and natural gas rights, tangibles and miscellaneous interests, including the Initial Properties and properties which may be acquired by the Corporation at a future date and including the Direct Royalties acquired by the Trust from time to time;

(ss) "PROSPECTUS" means the prospectus for the Initial Offering of Units which is expected to be dated not later than October 31, 2002;

(tt)   "SALE  AGREEMENT"  means the  purchase  and sale  agreement  between the
       Corporation   and  the  Vendors   providing  for  the  purchase  by  the
       Corporation from the Vendors of the Initial Properties;

(uu) "SETTLED AMOUNT" means the amount of one hundred dollars in lawful money of Canada paid by the Settlor to the Trustee for the purpose of settling the Trust;

(vv)   "SETTLOR" means Caribou Capital Corp.;

(ww)   "SHARES"  means  the  issued  and  outstanding   common  shares  of  the
       Corporation as of the date hereof and also means shares of any class issued by the Corporation thereafter;

(xx) "SPECIAL RESOLUTION" has the meaning attributed thereto in Section 10.6 hereof;

(yy)   "SPECIAL  TRUST  UNITS"  means the  special  Trust  Units of the  Trust,
       created,   issued  and  certified  hereunder  and  for  the  time  being outstanding and entitled to the benefits hereof;

(zz)   "SPECIAL  VOTING  UNITS"  shall  have the  meaning  ascribed  thereto in
       Section 3.10;

(aaa) "SUBSEQUENT INVESTMENT" means any of the investments which the Trust may make pursuant to Subsections 4.1(b), (c) or (f);

(bbb)  "TAX ACT" has the meaning ascribed thereto in Section 1.3;

(ccc) "TRANSFER AGENT" means the Trustee, its successors or assigns, in its capacity as transfer agent for the Trust Units or such other company as may from time to time be appointed by the Trustee to act as transfer agent for the Trust Units together, in either such case, with any subtransfer agent duly appointed by the transfer agent;

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(ddd)  "TRUST" means Harvest Energy Trust and refers to the trust  relationship between the Trustee and the Unitholders with respect to the Trust Fund, upon the terms and conditions set out herein from time to time and, if the context requires, may also refer to the Trust Fund;

(eee) "TRUST CERTIFICATE" or "TRUST UNIT CERTIFICATE" means a certificate, in the form approved by the Trustee, evidencing one or more Trust Units, issued and certified in accordance with the provisions hereof;

(fff) "TRUST EXPENSES" means all expenses incurred by the Trustee or any third party, in each case for the account of the Trust, in connection with this Indenture, the establishment and ongoing management of the Trust and the ongoing administration of the Trust Units, including without limitation those amounts payable to the Trustee under Sections 7.6, 7.7 and 7.8;

(ggg) "TRUST FUND", at any time, shall mean such of the following monies, properties and assets that are at such time held by the Trustee on behalf of the Trust for the purposes of the Trust under this Indenture:

       (i)   the Settled Amount;

       (ii)  all funds realized from the issuance of Trust Units;

       (iii) any Permitted Investments in which funds may from time to time be invested;

       (iv) all rights in respect of and income generated under the NPI Agreements, including the NPI;

       (v) all rights in respect of and income generated under a Direct Royalties Sale Agreement;

       (vi)  any Subsequent Investment;

       (vii) any proceeds of disposition of any of the foregoing property including, without limitation, the Direct Royalties; and

       (viii) all income, interest, profit, gains and accretions and additional assets, rights and benefits of any kind or nature whatsoever arising directly or indirectly from or in connection with or accruing to such foregoing property or such proceeds of disposition;

(hhh) "TRUST UNIT" means a trust unit of the Trust created, issued and certified hereunder and for the time being outstanding and entitled to the benefits hereof, including the Ordinary Trust Units and the Special Trust Units provided that the term "Trust Unit" shall not include the Special Voting Units except as specifically provided herein;

(iii) "TRUSTEE" means Valiant Trust Company, or its successor or successors for the time being as trustee hereunder;

(jjj) "UNDERWRITING AGREEMENT" means any underwriting, agency or similar agreement entered into by the Trustee and investment dealers, and such other persons including the Corporation as may be a party thereto relating to an Offering;

(kkk) "UNDERWRITER'S FEES" means the amounts so designated in any Underwriting Agreement;

(lll) "UNITHOLDERS" means the holders from time to time of one or more Trust Units;

(mmm)  "VENDORS" means Devon Canada and Devon ARL Corporation; and

(nnn) "YEAR" means initially, the period commencing on the date hereof and ending on December 31, 2002, and thereafter means a calendar year.

1.2      MEANING OF "OUTSTANDING"

         Every Trust Unit created, issued, and, if represented by a Trust Certificate, certified and delivered hereunder shall be deemed to be outstanding until it shall be cancelled or, if represented by a Trust Certificate, delivered to the Trustee for cancellation provided that when a new Trust Certificate has been issued in substitution for a Trust Certificate which has been lost, stolen or destroyed, only one of such Trust Certificates shall be counted for the purpose of determining the number of Trust Units outstanding.

1.3      INCOME TAX ACT

         In this Indenture, any reference to the Tax Act shall refer to the INCOME TAX ACT, Revised Statutes of Canada 1985, Chapter 1 (5th Supplement) and the Income Tax Regulations as amended from time to time applicable with respect thereto. Any reference herein to a particular provision of the Tax Act shall include a reference to that provision as it may be renumbered or amended from time to time. Where there are proposals for amendments to the Tax Act which have not been enacted into law or proclaimed into force on or before the date on which such proposals are to become effective, the Trustee may take such proposals into consideration and apply the provisions hereof as if such proposals had been enacted into law and proclaimed into force.

1.4      HEADINGS

         The  division  of  this   Indenture   into   articles  and   sections,
subsections, clauses, subclauses and paragraphs and the provision of headings is for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.5      CONSTRUCTION OF TERMS

         Words importing the singular number only shall include the plural, and vice versa, and words importing gender shall include the masculine, feminine and neuter genders. References in this Indenture to "this Trust Indenture", "this Indenture", "hereto", "herein", "hereof", "hereby", "hereunder" and similar expressions shall be deemed to refer to this instrument and not to any particular Article, Section or portion hereof, and include any and every instrument supplemental or ancillary hereto or in implementation hereof.

1.6      REFERENCES TO ACTS PERFORMED BY THE TRUST

         Any reference in this Indenture to an act to be performed by the Trust shall be construed and applied for all purposes as if it referred to an act to be performed by the Trustee on behalf of the Trust or, to the extent applicable, by the Corporation on behalf of the Trust.

                                   ARTICLE 2
                              DECLARATION OF TRUST

2.1      SETTLEMENT OF TRUST

         The Settlor has paid the Settled Amount to the Initial Trustee and the Initial Trustee has accepted the Settled Amount for the purpose of creating and settling the Trust and the Settlor has been issued one hundred initial Trust Units in the Trust to the Initial Trustee which have been transferred to the Trustee.

2.2      DECLARATION OF TRUST

         The Trustee hereby agrees to act as Trustee and that it does and shall hold the Trust Fund in trust for the use and benefit of the Unitholders, their permitted assigns and personal representatives upon the trusts and subject to the terms and conditions hereinafter declared and set forth, such trust to constitute the Trust hereunder.

2.3      NAME

         The Trust shall be known and designated as "Harvest Energy Trust" and, whenever lawful and convenient, the affairs of the Trust shall be conducted and transacted under that name. If the Trustee determines that the use of the name "Harvest Energy Trust" is not practicable, legal or convenient, it may use such other designation or it may adopt such other name for the Trust as it deems appropriate and the Trust may hold property and conduct its activities under such other designation or name.

2.4      NATURE OF THE TRUST

         The Trust is an open-end unincorporated investment trust, established for the purposes specified in Section 4.1 hereof. The Trust is not and is not intended to be, shall not be deemed to be and shall not be treated as a general partnership, limited partnership, syndicate, association, joint venture, company, corporation or joint stock company, nor shall the Trustee or the Unitholders or any of them or any person be, or be deemed to be, treated in any way whatsoever as liable or responsible hereunder as partners or joint venturers. The Trustee shall not be, or be deemed to be, an agent of the Unitholders. The relationship of the Unitholders to the Trustee shall be solely that of beneficiaries of the Trust and their rights shall be limited to those conferred upon them by this Trust Indenture.

2.5      LEGAL ENTITLEMENTS AND RESTRICTIONS OF UNITHOLDERS

(a) The rights of each Unitholder to call for a distribution or division of assets, monies, funds, income and capital gains held, received or realized by the Trustee are limited to those contained herein.

(b) Subject to the terms and conditions of this Indenture, no Unitholder or Unitholders shall be entitled to interfere or give any direction to the Trustee or the Corporation with respect to the affairs of the Trust or in connection with the exercise of any powers or authorities conferred upon the Trustee or the Corporation under this Indenture or the Material Contracts.

(c) The legal ownership of the assets of the Trust and the right to conduct the business of the Trust (subject to the limitations contained herein) are vested exclusively in the Trustee and the Unitholders shall have no interest therein and they shall have no right to compel or call for any partition, division, dividend or distribution of the Trust Fund or any of the assets of the Trust. The Trust Units shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Indenture. No Unitholder has or is deemed to have any right of ownership in any of the assets of the Trust.

2.6      LIABILITY OF UNITHOLDERS

         No Unitholder, in its capacity as such, shall incur or be subject to any liability in contract or in tort or of any other kind whatsoever to any person in connection with the Trust Fund or the obligations or the affairs of the Trust or with respect to any act performed by the Trustee or by any other person pursuant to this Indenture or with respect to any act or omission of the Trustee or any other person in the performance or exercise, or purported performance or exercise, of any obligation, power, discretion or authority conferred upon the Trustee or such other person hereunder or with respect to any transaction entered into by the Trustee or by any other person pursuant to this Indenture. No Unitholder shall be liable to indemnify the Trustee or any such other person with respect to any such liability or liabilities incurred by the Trustee or by any such other person or persons or with respect to any taxes payable by the Trust or by the Trustee or by any other person on behalf of or in connection with the Trust. Notwithstanding the foregoing, to the extent that any Unitholders are found by a court of competent jurisdiction to be subject to any such liability, such liability shall be enforceable only against, and shall be satisfied only out of, the Trust Fund and the Trust (to the extent of the Trust Fund) is liable to, and shall indemnify and save harmless any Unitholder against any costs, damages, liabilities, expenses, charges or losses suffered by any Unitholder from or arising as a result of such Unitholder not having any such limited liability.

2.7      CONTRACTS OF THE TRUST

         Every contract entered into by or on behalf of the Trust, whether by the Trustee, the Corporation, or otherwise, shall (except as the Trustee or the Corporation may otherwise expressly agree in writing with respect to their own personal liability) include a provision substantially to the following effect:

         The parties hereto acknowledge that the [Trustee] [Corporation] is entering into this agreement solely [in its capacity as Trustee] [on behalf] of the Trust and the obligations of the Trust hereunder shall be binding upon the [Trustee] [Corporation] only in such capacity, provided that any recourse against the [Trustee] [Corporation] or any Unitholder in any manner in respect of any indebtedness, obligation or liability of the [Trustee] [in its capacity as the Trustee] [Corporation] arising hereunder or arising in connection herewith or from the matters to which this agreement relates, if any, including without limitation claims based on negligence or otherwise tortious behaviour, shall be limited to, and satisfied only out of, the Trust Fund as defined in the third amended and restated trust indenture dated as of February 3, 2006, as amended or amended and restated from time to time.

The omission of such a provision from any such written instrument shall not operate to impose personal liability on the Trustee, the Corporation or any Unitholder.

2.8      HEAD OFFICE OF TRUST

         The head office of the Trust hereby created shall be located at Suite 2400, 500 - 4th Avenue S.W., Calgary, Alberta, T2P 2V6 or at such other place or places in Canada as the Trustee may from time to time designate.

                                   ARTICLE 3
                         ISSUE AND SALE OF TRUST UNITS

3.1      NATURE AND RANKING OF TRUST UNITS

(a) The beneficial interests in the Trust shall be divided into two classes of Trust Units, described and designated as Ordinary Trust Units and Special Trust Units, which shall be entitled to the rights and subject to the limitations, restrictions and conditions set out herein; and the interest of each Unitholder shall be determined by the number of Ordinary Trust Units or Special Trust Units registered in the name of the Unitholder.

(b) Each Ordinary Trust Unit shall entitle the holder or holders thereof to one vote at any meeting of the Unitholders and each Special Trust Unit shall entitle the holder or holders thereof to three-sixteenths of one vote at any meeting of the Unitholders. Each Trust Unit represents an equal fractional undivided beneficial interest in any distribution from the Trust (whether of net income, net realized capital gains or other amounts) and in any net assets of the Trust in the event of termination or winding-up of the Trust. All Trust Units outstanding from time to time shall be entitled to equal shares in any distributions by the Trust and, in the event of termination or winding-up of the Trust, in the net assets of the Trust. All Trust Units shall rank among themselves equally and rateably without discrimination, preference or priority.

(c) All Trust Units of the Trust issued and outstanding prior to the date hereof are and shall be deemed to be Ordinary Trust Units and unless otherwise designated as Special Trust Units, all Trust Units issued after the date hereof shall be deemed to be Ordinary Trust Units.

(d) In accordance with and at such time as Subsection 3.1(s) of the Plan of Arrangement is deemed to occur in accordance with the terms of the Plan of Arrangement, the number of outstanding Trust Units held by such Unitholders shall be consolidated such that each Unitholder will hold after such consolidation the same number of Trust Units as the Unitholder held before such distribution of additional Trust Units; and each certificate representing a number of Trust Units before such distribution of additional Trust Units is deemed to represent the same number of Trust Units after such distribution of additional Trust Units and consolidation. The Corporation will provide written notice to the Trustee as soon as reasonably practicable after such consolidation has taken effect.

3.2      AUTHORIZED NUMBER OF TRUST UNITS

         The aggregate number of Ordinary Trust Units, Special Trust Units and Special Voting Units that are authorized and may be issued hereunder is unlimited.

3.3      NO FRACTIONAL TRUST UNITS

         Fractions of Trust Units shall not be issued, except pursuant to distributions of additional Trust Units to all Unitholders pursuant to Section 5.8.

3.4      RE-PURCHASE OF INITIAL TRUST UNITS BY TRUST

         Immediately after the Closing, the Trust will repurchase the initial Trust Units from the Trustee, and the Trustee shall sell the initial Trust Units to the Trust for a purchase price of one hundred dollars and, upon the completion of such purchase and sale, the initial Trust Units shall be cancelled and shall no longer be outstanding for any of the purposes of this Indenture.

3.5      OFFERINGS OF TRUST UNITS AND INDEBTEDNESS

(a) Trust Units, including rights, warrants or other securities to purchase, to convert into or exchange into Trust Units, may be created, issued, sold and delivered pursuant to Offering Documents on terms and conditions and at such time or times as the board of directors the Corporation may determine.

(b) The board of directors of the Corporation may authorize the creation and issuance of debentures, notes and other evidences of indebtedness of the Trust which debentures, notes or other evidences of indebtedness may be created and issued from time to time on such terms and conditions, to such persons and for such consideration as the Corporation may determine.

3.6      RANKING OF TRUST UNITS

         Each Trust Unit represents an equal fractional undivided beneficial interest in the Trust Fund. All Trust Units outstanding from time to time shall be entitled to an equal fractional undivided share of any distributions by the Trust and, in the event of termination of the Trust, in the net assets of the Trust. All Trust Units shall rank among themselves equally and rateably without discrimination, preference or priority whatever may be the actual date or terms of issue thereof.

3.7      TRUST UNITS FULLY PAID AND NON-ASSESSABLE

         Trust Units shall be issued only when fully paid in money or property or past service, provided that property will include a promissory note or promise to pay given by the allottee. The Unitholders shall not thereafter be required to make any further contribution to the Trust with respect to such Trust Units.

3.8      NO CONVERSION, RETRACTION, REDEMPTION OR PRE-EMPTIVE RIGHTS

         No person shall be entitled, as a matter of right, to subscribe for or purchase any Trust Unit. There are no conversion, retraction, redemption or pre-emptive rights attaching to the Trust Units.

3.9      CONSOLIDATION OF TRUST UNITS

         Immediately after any pro rata distribution of additional Trust Units to all Unitholders pursuant to Sections 5.5 or Section 5.8, the number of outstanding Trust Units will be consolidated such that each Unitholder will hold after the consolidation the same number of Trust Units as the Unitholder held before the distribution of additional Trust Units. In such case, if applicable, each Trust Unit Certificate representing a number of Trust Units prior to the distribution of additional Trust Units is deemed to represent the same number of Trust Units after the distribution of additional Trust Units and the consolidation.

3.10     SPECIAL VOTING RIGHTS

         In addition to Trust Units, there may be issued special voting units ("Special Voting Units") entitling the holders thereof to such number of votes at meetings of Unitholders as may be prescribed by the Board of Directors of the Corporation in the resolution authorizing the issuance of any such Special Voting Units. Except for the right to vote at meetings of the Unitholders, the Special Voting Units shall not confer upon the holders thereof any other rights; and for greater certainty, the holders of Special Voting Units shall not be entitled to any distributions of any nature whatsoever from the Trust or have any beneficial interest in any assets of the trust on termination of the Trust.

3.11     NON-RESIDENT HOLDERS

         It is in the best interest of Unitholders that the Trust qualify as a "unit trust" and a "mutual fund trust" under the Tax Act. Accordingly, it is intended that the Trust comply with the requirements under the Tax Act for "unit trusts" and "mutual fund trusts" at all relevant times such that the Trust maintain the status of a unit trust and a mutual fund trust for purposes of the Tax Act. In this regard, the Trust shall, among other things, take all necessary steps to monitor the ownership of the Trust Units to carry out such intentions. If at any time the Trust, becomes aware that the beneficial owners of 49% or more of the Trust Units then outstanding are or may be Non-Residents or that such a situation is imminent, the Trust, by or through the Corporation on the Trust's behalf, shall take such action as may be necessary to carry out the intentions evidenced herein. For the purposes of this Section, "Non-Residents" means non-residents of Canada within the meaning of the Tax Act.

                                   ARTICLE 4
                           INVESTMENTS OF TRUST FUND

4.1      PURPOSE OF THE TRUST

         The Trust is hereby created for the following purposes:

(a) acquiring the NPI and Direct Royalties (including the Initial Direct Royalties);

(b) making payments to the Corporation pursuant to the Deferred Purchase Price Obligation under the NPI Agreement;

(c)    making loans to the Corporation in connection with the Capital Fund;

(d) acquiring or investing in securities of the Corporation and in the securities of any other person including without limitation bodies corporate, partnerships or trusts, and borrowing funds or otherwise obtaining credit for that purpose;

(e) disposing of any part of the Trust Fund, including, without limitation, any securities of the Corporation;

(f) temporarily holding cash and investments for the purposes of paying the expenses and the liabilities of the Trust, making other investments as contemplated by Section 4.2 hereof, paying amounts payable by the Trust in connection with the redemption of any Trust Units, and making distributions to Unitholders; and

(g) undertaking such other business and activities as approved by the Corporation from time to time;

       and to pay the costs, fees and expenses associated with the foregoing purposes or incidental thereto.

4.2      PERMITTED INVESTMENTS

         Any funds within the Trust Fund that are not required to be invested as provided in Section 4.1 shall be used by the Trust only to acquire Permitted Investments or as permitted by Section 7.2(f) or Section 7.2(u).

4.3      OTHER INVESTMENT RESTRICTIONS

         Notwithstanding anything contained in this Indenture, under no circumstances shall the Trustee acquire any investment which (a) would result in the cost amount to the Trust of all "foreign property" (as defined in the Tax Act) which is held by the Trust to exceed the amount prescribed by Regulation 5000(l) of the regulations to the Tax Act, (b) is a "small business security" as that term is used in Part L1 of the Regulations to the Tax Act, or
(c) would result in the Trust not being considered either a "unit trust" or a "mutual fund trust" for purposes of the Tax Act. The Trustee may consult with and receive direction from the Corporation with respect to any investment to ensure compliance with this provision.

                                   ARTICLE 5
                                 DISTRIBUTIONS

5.1      DETERMINATION OF NET INCOME OF THE TRUST

         In this Article 5, the "Net Income of the Trust" for the period ending on a Distribution Record Date shall be the amount calculated, for the period commencing immediately following the preceding Distribution Record Date (or, for the first Distribution Record Date, the period commencing on the date hereof) and ending on such Distribution Record Date, on the following basis:

(a) any amounts received pursuant to the NPI and the Direct Royalties, any interest or other income from Permitted Investments, ARTC received by the Trust and other Crown charges that are not deductible by the Corporation for income tax purposes and that are reimbursed by the Trust to the Corporation shall be included in Net Income of the Trust on an accrual basis and shall accrue from day to day;

(b) dividends on the Shares or any other dividends on securities of the Corporation shall be included in Net Income of the Trust when received including dividends deemed to have been received on such Shares or securities pursuant to the Tax Act; and

(c) all expenses and liabilities of the Trust, including Debt Service Charges, which are due or accrued and which are chargeable to income shall be deducted in computing Net Income of the Trust.

Items of income or expense not provided for above or in Section 5.3 shall be included in such calculation on such basis as may be considered appropriate by the Trustee upon the recommendation of the Corporation.

5.2      NET INCOME OF THE TRUST TO BECOME PAYABLE

         The Trustee may, upon the recommendation of the Corporation, on or before any Distribution Record Date, declare payable to the Unitholders on that Distribution Record Date all or any part of the Net Income of the Trust for the period ending on that Distribution Record Date determined in accordance with
Section 5.1. The share of each Unitholder in the amount so payable shall be the Pro Rata Share of such Unitholder determined as at that Distribution Record Date; and subject to Section 5.7, such amount shall be payable on that Distribution Record Date. Notwithstanding the foregoing, the amount of any Net Income of the Trust that is determined by the Trustee to be required to be retained by the Trust in order to pay any tax liability of the Trust shall not be payable by the Trust to Unitholders. Notwithstanding the foregoing, holders of Special Trust Units on any particular Distribution Record Date shall be entitled to a preferential distribution equal to $0.02 for each Special Trust Unit, or such lesser amount where the Net Income declared to be payable by the Trustee would not be sufficient to pay such amount, and the Pro Rata Share
payable  to   Unitholders   shall  be   determined   after  such   preferential
distribution.

5.3      NET REALIZED CAPITAL GAINS TO BECOME PAYABLE

         The Trustee may, on or before any Distribution Record Date, declare payable to the Unitholders on that Distribution Record Date all or part of the net realized capital gains of the Trust to the extent not previously declared payable. The share of each Unitholder in the amount so payable shall be the Pro Rata Share of such Unitholder determined as at that Distribution Record Date; and subject to Section 5.7, such amount shall be payable on that Distribution Record Date. For the purposes of this Article 5, "net realized capital gains" of the Trust means the total of all capital gains realized by the Trust less the total of all capital losses realized by the Trust.

5.4 NET INCOME AND NET REALIZED CAPITAL GAINS FOR INCOME TAX PURPOSES TO BECOME PAYABLE

         On December 31 of each year, an amount equal to the Net Income of the Trust for such year (excluding net realized capital gains) determined in accordance with the Tax Act, other than paragraph 82(1)(b) thereof, to the extent not previously payable pursuant to Section 5.2 on any Distribution Record Date in the year (including December 31 of that fiscal year) to any Unitholder, shall be declared payable to Unitholders as at the end of that year. The share of each Unitholder in the amount so payable shall be the Pro Rata Share of such Unitholder determined as at the end of such year.

         On December 31 of each fiscal year, an amount equal to the net realized capital gains of the Trust, to the extent not previously payable pursuant to Section 5.3 on any Distribution Record Date or pursuant to this paragraph on any prior December 31, shall be declared payable to Unitholders as at the end of that fiscal year. The share of each Unitholder in the amount so payable shall be the Pro Rata Share of such Unitholder determined as at the end of such year.

         Any amounts payable pursuant to this Section 5.4 may, at the option of the Trustee, be paid through a distribution of additional Trust Units having a value equal to the amount payable. For the purposes of this Section 5.8, the value of the additional Trust Units issued shall be determined using the closing trading price (or, if there was no trade, the average of the last bid and the last ask prices) of the Trust Units on December 31 (or, if December 31 is not a Business Day, on the last preceding Business Day) on the principal stock exchange where the Trust Units are listed or, if no so listed, such other value as the Trustee shall determine.

5.5      OTHER AMOUNTS

         Any amounts not otherwise payable to Unitholders prior to the end of a particular fiscal year of the Trust pursuant to the provisions of Article 5 may be declared by the Trustee, upon the recommendation of the Corporation, to be payable to Unitholders in the same manner as provided for in Section 5.2.

5.6      ENFORCEMENT

         Each Unitholder shall have the right to enforce payment of any amount payable to the Unitholder under this Article 5 (or a distribution of additional Trust Units under Section 5.8, if applicable) at the time the amount became payable unless a Payment Date is specified under Section 5.7 in respect of such amount payable, in which case the right to enforce payment shall arise at the later of the time the amount became payable and the applicable Payment Date specified under Section 5.7.

5.7      PAYMENT OF AMOUNTS PAYABLE

         Amounts payable to Unitholders pursuant to Sections 5.2 and 5.3 may be paid by the Trust on any date (the "Payment Date") specified by the Trustee as the applicable Distribution Record Date, or a day within 30 days after the applicable Distribution Record Date and in the same calendar year.

5.8      DISTRIBUTION OF ADDITIONAL TRUST UNITS

         Where after the last Distribution Record Date and on or before the next Distribution Record Date an amount or amounts of cash has or have been or is or are being paid under Section 18.3 in respect of Trust Units tendered for redemption, the distribution payable to Unitholders on such next Distribution Record Date shall include a distribution of additional Trust Units having a value equal to the aggregate of such amounts, in which case the amount of cash to be distributed on the distribution shall be reduced by the aggregate of such amounts. In addition, if on any Distribution Record Date the Trust does not have cash in an amount sufficient to pay the full distribution to be made on such Distribution Record Date in cash, the distribution payable to Unitholders on such Distribution Record Date may, at the option of the Trustee, include a distribution of additional Trust Units having a value equal to the cash shortfall, in which case the amount of cash to be distributed on the distribution shall be reduced by the amount of such cash shortfall. For the purposes of this Section 5.8, the value of the additional Trust Units to be issued shall be determined using the closing trading price (or if there was no trade, the average of the last bid and the last ask prices) of the Trust Units on the Distribution Record Date (or, if the Distribution Record Date is not a Business Day, on the last Business Day preceding the Distribution Record Date) on the principal stock exchange where the Trust Units are listed or, if not so listed, such other value as the Trustee shall determine.

5.9      WITHHOLDING TAXES

         For greater certainty, in the event that withholding taxes are exigible on any distributions or redemption amounts distributed under this Indenture, the Trustee shall withhold the withholding taxes required and shall promptly remit such taxes to the appropriate taxing authority. In the event that withholding taxes are exigible on any distributions or redemption amounts distributed under this Indenture and the Trustee is, or was, unable to withhold taxes from a particular distribution to a Unitholder or has not otherwise withheld taxes on past distributions to the Unitholder, the Trustee shall be permitted to withhold amounts from other distributions to satisfy the Trustee's withholding tax obligations.

                                   ARTICLE 6
                APPOINTMENT, RESIGNATION AND REMOVAL OF TRUSTEE

6.1      TRUSTEE'S TERM OF OFFICE

         Subject to Sections 6.2 and 6.3, Valiant Trust Company is hereby appointed as Trustee hereunder for an initial term of office which shall expire upon the conclusion of the first annual meeting of Unitholders. The Unitholders shall, at the first annual meeting of the Unitholders, re-appoint, or appoint a successor to the Trustee, and thereafter, the Unitholders shall reappoint or appoint a successor to the Trustee on each successive annual meeting of Unitholders following the reappointment or appointment of the successor to the Trustee. Any such reappointment or appointment shall be made either by an Ordinary Resolution at such meeting of Unitholders or shall be made in the manner set out in Section 6.4. Notwithstanding the foregoing, if a Trustee is not reappointed at the meeting of Unitholders held immediately before the term of office of such Trustee expires and if no successor to such Trustee is appointed at that meeting, such Trustee shall continue to hold the office of Trustee under this Indenture until a successor has been appointed under Section 6.4.

6.2      RESIGNATION OF TRUSTEE

         The Trustee may resign from the office of trustee hereunder on giving not less than 60 days' notice in writing to the Corporation; provided that no such resignation shall be effective until (i) the appointment of, and acceptance of such appointment by, a new Trustee in the place of the resigning Trustee has been made in the manner set out in Section 6.4, and (ii) the legal and valid assumption by the new Trustee of all obligations of the Trustee related hereto in the same capacities as the resigning Trustee.

6.3      REMOVAL OF TRUSTEE

         The Trustee shall be removed by notice in writing delivered by the Corporation to the Trustee in the event that, at any time, the Trustee shall no longer satisfy all of the requirements in Section 6.6, or shall be declared bankrupt or insolvent, or shall enter into liquidation, whether compulsory or voluntary (and not being merely a voluntary liquidation for the purposes of amalgamation or reconstruction), or if the assets of the Trustee shall otherwise become liable to seizure or confiscation by any public or governmental authority, or if the Trustee shall otherwise become incapable of performing, or shall fail in any material respect to perform its responsibilities under this Indenture or as a result of a material increase in the fees charged by the Trustee. No decision to remove a Trustee under this
Section 6.3 shall become effective until (i) approved by a Special Resolution at a meeting of Unitholders duly called for that purpose (ii) the appointment of, and acceptance of such appointment by, a new Trustee under Section 6.4 in the place of the Trustee to be removed, and (iii) the legal and valid assumption by the new Trustee of all obligations of the Trustee related hereto in the same capacities as the resigning Trustee.

6.4      APPOINTMENT OF SUCCESSOR TO TRUSTEE

(a) A successor Trustee to a Trustee which has been removed by a Special Resolution of Unitholders under Section 6.3, shall be appointed by an Ordinary Resolution at a meeting of Unitholders duly called for that purpose, provided the successor meets the requirements of Section 6.6.

(b) Subject to Section 6.6, the Corporation may appoint a successor to any Trustee which has been removed by a Special Resolution of the Unitholders under Section 6.3, or which has not been reappointed under
       Section 6.1, if the Unitholders fail to do so at such meeting.

(c) Subject to Section 6.6, the Corporation may appoint a successor to any trustee which has given a notice of resignation under Section 6.2.

No appointment of any successor Trustee shall be effective until such successor Trustee shall have complied with the provisions of Section 6.2(ii).

6.5      FAILURE TO APPOINT SUCCESSOR

         In the event that no successor Trustee to a Trustee who has delivered a notice of resignation in accordance with Section 6.2, or who has received notice of removal in accordance with Section 6.3, has accepted an appointment within 120 days after the receipt by the Corporation of the notice of resignation, or 60 days after the receipt by the Trustee of the notice of removal, the Trustee, the Corporation or any Unitholder may apply to a court of competent jurisdiction for the appointment of a successor to the Trustee. The appointment of such successor by such court shall not require the approval of Unitholders.

6.6      QUALIFICATIONS OF TRUSTEE

         The Trustee and any successor to the Trustee or new Trustee appointed under this Article 6 shall be a corporation incorporated under the laws of Canada or of a province thereof and shall be a resident of Canada for the purposes of the Tax Act. Such corporation must at all times when it is the Trustee be registered under the laws of the Province of Alberta to carry on the business of a trust company and must have undertaken in writing to discharge all of the obligations and responsibilities of the Trustee under this Indenture.

                                   ARTICLE 7
                             CONCERNING THE TRUSTEE

7.1      POWERS OF THE TRUSTEE AND THE CORPORATION

(a) Subject to the terms and conditions of this Indenture, the Trustee may exercise from time to time in respect of the Trust Fund any and all rights, powers and privileges that could be exercised by a beneficial owner thereof except as specifically designated in Subsection (b) below. The responsibilities of the Trustee hereunder are however limited to those specific powers granted to it (subject to delegations to the Corporation) and the Trustee has no obligations to Unitholders or to the Corporation beyond the obligations specifically set out herein.

(b) The Corporation shall exercise from time to time any and all rights, powers and privileges in relation to all matters relating to the maximization of Unitholder value in the context of a response to an offer for Trust Units or for all or substantially all of the property and assets of the Trust or the Corporation or any subsidiary of the Corporation or the Trust (an "Offer") including (i) any Unitholder rights protection plan either prior to or during the course of any

       Offer; (ii) any defensive action either prior to or during the course of any Offer; (iii) the preparation of any "Directors' Circular" in response to any Offer; (iv) consideration on behalf of Unitholders and recommendations to Unitholders in response to any Offer; (v) any regulatory or court action in respect of any related matters and (vi) the carriage of all related and ancillary matters; and the Corporation accepts such responsibility and agrees that, in respect of such matters, it shall carry out its functions honestly, in good faith and in the best interests of the Trust and the Unitholders and, in connection therewith, shall exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The Corporation may, and if directed by the Corporation in writing, the Trustee shall, execute any agreements on behalf of the Trust as the Corporation shall have authorized within the scope of the exercise of any such rights, powers or privileges.

7.2      SPECIFIC POWERS AND AUTHORITIES

         Subject only to the express limitations contained in this Indenture and in addition to any powers and authorities conferred by this Indenture (including, without limitation, Section 7.1 hereof) or which the Trustee may have by virtue of any present or future statute or rule of law, the Trustee, without any action or consent by the Unitholders, shall have the following powers and authorities which may be exercised by it from time to time or delegated by it, as herein provided, in its sole judgment and discretion and in such manner and upon such terms and conditions as it may from time to time deem proper, provided that the exercise of such powers and authorities does not adversely affect the status of the Trust as a "unit trust" and a "mutual fund trust" for the purposes of the Tax Act:

(a) to accept subscriptions for Trust Units received by the Trust and to issue Trust Units pursuant thereto;

(b)    to maintain books and records;

(c) to provide timely reports to Unitholders in accordance with the provisions hereof;

(d)    to effect payment of distributions to Unitholders;

(e)    to apply for ARTC;

(f) to deposit funds of the Trust in interest-bearing accounts in banks, the Alberta Treasury Branch or trust companies whose short term obligations constitute Permitted Investments, including those of the Trustee, the same to be subject to withdrawal on such terms and in such manner and by such person or persons (including any one or more officers, agents or representatives) as the Trustee may determine;

(g) to, directly or indirectly, borrow money from or incur indebtedness to any person and in connection therewith, to guarantee, indemnify or act as a surety with respect to payment or performance of any indebtedness, liabilities or obligation of any kind of any person, including, without limitation, the Corporation and any subsidiary of the Trust (as defined in the SECURITIES ACT (Alberta)); to enter into any Credit Agreement and any other obligations on behalf of the Trust; or enter into any subordination or postponement agreement on behalf of the Trust or any other person, and to assign, charge, pledge, hypothecate, convey, transfer, mortgage, subordinate, and grant any security interest, mortgage or encumbrance over or with respect to all or any of the Trust Fund or to subordinate or postpone the interests of the Trust in the Trust Fund to any other person;

(h) to possess and exercise all the rights, powers and privileges pertaining to the ownership of all or any part of the assets of the Trust, to the same extent that an individual might, unless otherwise limited herein, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more persons, which proxies and power of attorney may be for meetings or action generally or for any particular meeting or action and may include the exercise of discretionary power;

(i)    where  reasonably  required,  to engage or employ any persons as agents, representatives, employees or independent contractors (including, without limitation, investment advisers, registrars, underwriters, accountants, lawyers, appraisers, brokers or otherwise) in one or more capacities;

(j) to collect, sue for and receive all sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, demands or other litigation relating to the Trust, the assets of the Trust or the Trust's affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding the arbitration, adjudication or settlement thereof, provided that prior to taking any such action the Trustee may require from the Corporation a specific indemnity in relation thereto and funding with respect to the expenses or costs associated with such action. The Trustee shall in any event be reimbursed by the Corporation for all costs and expenses incurred in respect of the matters provided for in this Subsection;

(k) to arrange for insurance contracts and policies insuring the assets of the Trust against any and all risks and insuring the Trust and/or any or all of the Trustee or the Unitholders against any and all claims and liabilities of any nature asserted by any person arising by reason of any action alleged to have been taken or omitted by the Trust or by the Trustee or Unitholders;

(l) to cause legal title to any of the assets of the Trust to be held by and/or in the name of the Trustee, or except as prohibited by law, by and/or in the name of the Trust, or any other person, on such terms, in such manner, with such powers in such person as the Trustee may determine and with or without disclosure that the Trust or the Trustee is interested therein, provided that should legal title to any of the assets of the Trust be held by and/or in the name of any person other than the Trustee or the Trust, the Trustee shall require such person to execute a trust agreement acknowledging that legal title to such assets is held in trust for the benefit of the Trust;

(m) to make, execute, acknowledge and deliver any and all deeds, contracts, waivers, releases or other documents of transfer and any and all other instruments in writing necessary or proper for the accomplishment of any of the powers herein granted;

(n)    to pay out of the Trust Fund the Trust Expenses;

(o) except as prohibited by law, to delegate any or all of the management and administrative powers and duties of the Trustee to the Corporation or to any one or more agents, representatives, officers, employees, independent contractors or other persons without liability to the Trustee except as provided in this Indenture;

(p) to guarantee or become an indemnitor or surety for the obligations, indebtedness or liabilities of the Corporation or any other Affiliate of the Trust, including, without limitation, pursuant to any Credit Agreement or any other debt for borrowed money or obligations resulting or arising from hedging instruments incurred by the Corporation or any such Affiliate, as the case may be, and to pledge securities issued by the Corporation or the Affiliate, as the case may be, or grant security interests over all or any portion of the Trust Fund, as security for such guarantee, indemnity or surety provided that such guarantee, indemnity or surety is incidental to the Trust's direct or indirect investment in the Corporation or any such Affiliate or the business and affairs (existing or proposed) of the Corporation or any such Affiliate, and each such guarantee, indemnity or surety entered into by the Trustee shall be binding upon, and enforceable in accordance with its terms against, the Trust;

(q) notwithstanding any limitations contained in this Indenture, to enter into on behalf of the Trust and observe and perform its obligations and the obligations of the Trust under any Credit Agreement or any other agreements with any Lender, including, without limitation, compliance with any provisions thereof which may restrict the powers of the Trustee hereunder or preclude the Trustee from acting in certain circumstances on resolutions of the Unitholders as might otherwise be provided for hereunder, and each such agreement entered into by the Trustee shall be binding upon, and enforceable in accordance with its terms against, the Trust;

(r) to enter into a subordination or postponement agreement with any Lender to the Trust, the Corporation or any Affiliate of the Trust pursuant to which the Trust agrees to subordinate or postpone indebtedness owing to it or security interests granted to it to indebtedness or security interests of any such Lender, and which agreement may further provide, without limitation, that in the event of a default by the Corporation or any such Affiliate to any of its Lenders, including any such default in connection with credit or debt facilities, swap or hedging agreements or any other ancillary facilities, none of the Corporation or any such Affiliate will make any further payments in respect of such obligations to the Trust and the Trust will not make any further cash distributions to Unitholders, and each such subordination or postponement entered into by the Trustee shall be binding upon, and enforceable in accordance with its terms against, the Trust;

(s) to do all such other acts and things as are incidental to this Section 7.2, and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed and to carry out the provisions of this Indenture;

(t) to use reasonable efforts to ensure that the Trust complies at all times with the requirements of Subsections 108(2) and 132(6) of the Tax Act;

(u) to advance any amount to the Corporation or other Affiliate of the Trust as a loan, including amounts in the Capital Fund which shall be advanced to the Corporation to finance future acquisition and development of the Properties;

(v)    to enter into, perform and enforce the Material Contracts;

(w)    without limiting any of the provisions  hereof,  to pay out of the Trust
       Fund:

       (i)   Agent's Fees;

       (ii) the purchase price of the NPI and the Direct Royalties, the Deferred Purchase Price Obligations and amounts in respect of Permitted Investments and Subsequent Investments; and

       (iii) Issue Expenses;

       all as contemplated by the Offering Documents, this Indenture, the NPI Agreements or the other Material Contracts;

(x) to charge, mortgage, hypothecate and/or pledge on behalf of the Trust all or any of the currently owned or subsequently acquired monies, properties and assets comprising the Trust Fund to secure any monies borrowed, and to execute and deliver a guarantee, indemnity, surety or other assurance in favour of any Lender for the obligations of the Corporation or any Affiliate of the Trust or the Corporation and any security, deposit or offset agreements or arrangements in respect of any such guarantee, indemnity or surety or assurance and each such agreement entered into by the Trustee shall be binding upon, and enforceable in accordance with its terms against, the Trust;

(y) to convey the NPI and/or the Direct Royalties in connection with any security to or realization by any Lender upon the Properties;

(z) to form any subsidiary of the Trust for the purpose of making any Subsequent Investment and entering into or amending any unanimous shareholders agreement or other agreement on such terms as may be approved by the board of directors of the Corporation;

(aa)   to provide indemnities for the directors and officers of any Affiliates;

(bb)   to hold the Notes issued by the Corporation;

(cc)   to distribute Notes as provided in Article 18;

(dd) to vote Subsequent Investments held by the Trust which carry voting rights in such manner as may be approved by the board of directors of the Corporation;

(ee) to loan monies to the Corporation or any Affiliate of the Trust, to take security interests with respect to all or any of the assets of the Corporation or such Affiliate and to allow such debt or security to be subordinate or postponed to any other debt or security; and

(ff) without limit as to amount, cost, or conditions of reimbursement, to issue any type of debt securities or convertible debt securities and to borrow money or incur any other form of indebtedness for the purpose of carrying out the purposes of the Trust or for other expenses incurred in connection with the Trust and for such purposes may draw, make, execute and issue promissory notes and other negotiable and non-negotiable instruments or securities and evidences of indebtedness, secure the payment of sums so borrowed or indebtedness incurred and mortgage, pledge, assign or grant a security interest in any money owing to the Trust or engage in any other means of financing the Trust.

7.3      RESTRICTIONS ON THE TRUSTEE'S POWERS

         Notwithstanding anything contained in this Indenture:

(a) the Trustee shall not vote the Shares with respect to the election of directors of the Corporation, the appointment of auditors of the Corporation, or the approval of the Corporation's financial statements except in accordance with an Ordinary Resolution adopted at an annual meeting of Unitholders;

(b) the Trustee shall not, after the Date of Closing, vote the Shares to authorize:

       (i) any sale, lease or other disposition of, or any interest in, all or substantially all of the assets of the Corporation, except in conjunction with an internal reorganization of the direct or indirect assets of the Corporation as a result of which either the Corporation or the Trust has the same, or substantially similar, interest, whether direct or indirect, in the assets as the interest, whether direct or indirect, that it had prior to the reorganization;

       (ii) any statutory amalgamation of the Corporation with any other corporation, except in conjunction with an internal reorganization as referred to in paragraph (i) above;

       (iii) any statutory arrangement involving the Corporation except in conjunction with ain internal reorganization as referred to in paragraph (i) above;

       (iv) any amendment to the articles of the Corporation to increase or decrease the minimum or maximum number of directors; or

       (v) any material amendment to the articles of the Corporation to change the authorized share capital or amend the rights, privileges, restrictions and conditions attaching to any class of the Corporation 's Shares in a manner which may be prejudicial to the Trust;

       without the approval of the Unitholders by Special Resolution at a meeting of Unitholders called for that purpose.

7.4      BANKING

         The banking activities of the Trust, or any part thereof, shall be transacted with such financial institutions (including the Trustee or an Affiliate thereof) or other persons carrying on a financial services business as the Trustee may designate, appoint or authorize from time to time and all such financial services business, or any part thereof, shall be transacted on the Trust's behalf by such one or more officers of the Trustee and/or other persons as the Trustee may designate, appoint or authorize from time to time (who may be officers or employees of the Corporation) including, but without restricting the generality of the foregoing, the operation of the Trust's accounts; the making, signing, drawing, accepting, endorsing, negotiating, lodging, depositing or transferring of any cheques, promissory notes, drafts, bankers' acceptances, bills of exchange, letters of credit and orders for the payment of money; the giving of receipts for and orders relating to any property of the Trust; the execution of any agreement relating to any property of the Trust; the execution of any agreement relating to any such financial services business and defining the rights and powers of the parties hereto; and the authorizing of any officer of such financial institution, or any trustee or agent thereof to do any act or thing on the Trust's behalf to facilitate such banking business.

7.5      STANDARD OF CARE

         Except as otherwise provided herein, the Trustee shall exercise its powers and carry out its functions hereunder as Trustee honestly, in good faith and in the best interests of the Trust and the Unitholders and, in connection therewith, shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances, subject to compliance by the Trustee with any agreements contemplated hereby which may be binding on the Trustee or the Trust. Unless otherwise required by law, the Trustee shall not be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustee, in its capacity as trustee, shall not be required to devote its entire time to the business and affairs of the Trust.

7.6      FEES AND EXPENSES

         The Trustee shall be paid by the Corporation such fees as may be agreed upon from time to time by the Corporation and the Trustee and if such fees are not paid by the Corporation within 30 days after the date of any invoice in respect thereof, the Trustee shall be entitled to have such fees paid out of the Trust Fund. As part of the Trust Expenses, the Trustee may pay or cause to be paid reasonable fees, costs and expenses incurred in connection with the administration and management of the Trust, including (without limitation) fees of auditors, lawyers, appraisers and other agents, consultants and professional advisers employed by or on behalf of the Trust and the cost of reporting or giving notices to Unitholders. All costs, charges and expenses (including any amounts payable to the Trustee under Section 7.8 or 7.9) properly incurred by the Trustee on behalf of the Trust shall be payable by the Corporation, and if any such costs, charges and expenses are not paid by the Corporation within 30 days after the date of any invoice in respect thereof, the Trustee shall be entitled to have such costs, charges and expenses paid out of the Trust Fund. The Trustee shall have a lien on the Trust Fund (which shall have priority over the interests of the Unitholders pursuant hereto) to enforce payment of the fees, costs, expenses and other amounts payable or reimbursable by the Trust to the Trustee.

7.7      LIMITATIONS ON LIABILITY OF TRUSTEE

         The Trustee, its directors, officers, employees, shareholders and agents shall not be liable to any Unitholder or any other person, in tort, contract or otherwise, in connection with any matter pertaining to the Trust or the Trust Fund, arising from the exercise by the Trustee of any powers, authorities or discretion conferred under this Indenture, including, without limitation, any action taken or not taken in good faith in reliance on any documents that are, PRIMA FACIE, properly executed, any depreciation of, or loss to, the Trust Fund incurred by reason of the sale of any asset, any inaccuracy in any evaluation provided by any appropriately qualified person, any reliance on any such evaluation, any action or failure to act of the Corporation, or any other person to whom the Trustee has, with the consent of the Corporation, delegated any of its duties hereunder, or any other action or failure to act (including failure to compel in any way any former trustee to redress any breach of trust or any failure by the Corporation to perform its duties under or delegated to it under this Indenture or any other contract), unless such liabilities arise out of the gross negligence, wilful default or fraud of the Trustee or any of its directors, officers, employees, shareholders, or agents. If the Trustee has retained an appropriate expert or adviser or Counsel with respect to any matter connected with its duties under this Indenture or any other contract, the Trustee may act or refuse to act based on the advice of such expert, adviser or Counsel, and the Trustee shall not be liable for and shall be fully protected from any loss or liability occasioned by any action or refusal to act based on the advice of any such expert, adviser or Counsel. In the exercise of the powers, authorities or discretion conferred upon the Trustee under this Indenture, the Trustee is and shall be conclusively deemed to be acting as Trustee of the assets of the Trust and shall not be subject to any personal liability for any debts, liabilities, obligations, claims, demands, judgments, costs, charges or expenses against or with respect to the Trust or the Trust Fund.

7.8      INDEMNIFICATION OF TRUSTEE

         The Trust (to the extent of the Trust Fund) is liable to, and shall indemnify and save harmless the Trustee and each of its directors, officers, employees, shareholders and agents in respect of:

(a) any liability and all costs, charges and expenses sustained or incurred in respect of any action, suit or proceeding that is proposed or commenced against the Trustee or against such directors, officers, employees, shareholders or agents, as the case may be, for or in respect of any act, omission or error in respect of the Trust and the Trustee's execution of all duties and responsibilities and exercise of all powers and authorities pertaining thereto; and

(b) all other costs, charges, taxes, penalties and interest in respect of unpaid taxes; and

(c) all other expenses and liabilities sustained or incurred by the Trustee in respect of the administration or termination of the Trust;

unless any of the foregoing arise out of the gross negligence, wilful default or fraud of the Trustee or any of its directors, officers, employees, shareholders or agents, in which case the provisions of this Section 7.8 shall not apply.

7.9      ENVIRONMENTAL INDEMNITY

         The Trust (to the extent of the Trust Fund) is liable to, and shall indemnify and save harmless, the Trustee, its directors, officers, employees, shareholders and agents, and all of their successors and assigns (collectively, the "Indemnified Parties") against any loss, expense, claim, charge, damage, penalty, liability or asserted liability (including strict liability and costs and expenses of abatement and remediation of spills or releases of contaminants and liabilities of the Indemnified Parties to third parties, including governmental agencies, in respect of bodily injuries, property damage, damage to or impairment of the environment or any other injury or damage and including liabilities of the Indemnified Parties to third parties for the third parties' foreseeable and unforeseeable consequential damages) incurred as a result of:

(a)    the administration of the Trust created hereby, or

(b)    the exercise by the Trustee of any rights or obligations hereunder,

and which result from or relate, directly or indirectly, to

(c) the presence or release or threatened presence or release of any contaminants, by any means or for any reason, on or in respect of the Properties, whether or not such presence or release or threatened presence or release of the contaminants was under the control, care or management of the Trust or the Corporation, or of a previous owner or operator of a Property,

(d) any contaminant present on or released from any property adjacent to or in the proximate area of the Properties,

(e) the breach or alleged breach of any federal, provincial or municipal environmental law, regulation, bylaw, order, rule or permit by the Trust or the Corporation or an owner or operator of a Property, or

(f) any misrepresentation or omission of a known fact or condition made by the Corporation relating to any Property.

         For the purpose of this Section 7.9, "liability" shall include: (i) liability of an Indemnified Party for costs and expenses of abatement and remediation of spills and releases of contaminants; (ii) liability of an Indemnified Party to a third party to reimburse the third party for bodily injuries, property damage and other injuries or damages which the third party suffers, including (to the extent, if any, that the Indemnified Party is liable therefor) foreseeable and unforeseeable consequential damages suffered by the third party; and (iii) liability of the Indemnified Party for damage to or impairment of the environment.

         Notwithstanding the foregoing, the Trust shall not be liable to indemnify an Indemnified Party against any loss, expense, claim, liability or asserted liability to the extent resulting from the gross negligence, wilful default or fraud of the Indemnified Party.

7.10     APPARENT AUTHORITY

         No purchaser, transfer agent or other person dealing with the Trustee or with any officer, employee or agent of the Trustee shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustee or by such officer, employee or agent or make inquiry concerning, or be liable for, the application of money or property paid, lent or delivered to or on the order of the Trustee or of such officer, employee or agent. Any person dealing with the Trustee in respect of any matter pertaining to the Trust Fund and any right, title or interest therein shall be entitled to rely on a certificate, statutory declaration or resolution executed or certified on behalf of the Trustee as to the capacity, power and authority of any officer, employee or any other person to act for and on behalf and in the name of the Trust.

7.11     NOTICE TO UNITHOLDERS OF NON-ELIGIBILITY FOR DEFERRED INCOME PLANS

         If the Trustee becomes aware that the Trust Units have ceased to be eligible investments for registered retirement savings plans, registered retirement income funds, registered education savings plans and deferred profit sharing plans (all within the meaning of the Tax Act) or any of such plans, the Corporation shall give notice to Unitholders at their latest address as shown on the register of Unitholders that Trust Units have ceased to be eligible investments for such plans. Notwithstanding the foregoing, the Trustee and the Corporation shall not be liable to the Trust or to any Unitholder for any costs, expenses, charges, penalties or taxes imposed upon a Unitholder as a result of or by virtue of a Trust Unit not being an eligible investment for any such plan, notwithstanding any failure or omission of the Corporation to have given such notice, provided the Trustee has complied with Section 7.5.

7.12     DECLARATION AS TO BENEFICIAL OWNERSHIP

         The Trustee may require any Unitholder, as shown on the register of Unitholders, to provide a declaration in a form prescribed by the Corporation as to the beneficial ownership of Trust Units registered in such Unitholder's name and as to the jurisdiction in which such beneficial owners are resident.

7.13     CONDITIONS PRECEDENT TO TRUSTEE'S OBLIGATIONS TO ACT

         The obligation of the Trustee to call any meeting pursuant to Article 10 or to commence to wind up the affairs of the Trust pursuant to Article 12 shall be conditional upon the Unitholders or another person furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity (to the extent sufficient funds for such purpose are not available in the Trust Fund) reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred therein and any loss and damage it may suffer by reason thereof and the obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing the rights of the Trustee and of the Unitholders shall, if required by notice in writing by the Trustee, be subject to the same conditions as to funding and indemnity. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

7.14     SURVIVAL OF INDEMNITIES

         All indemnities, all limitations of liability and all other provisions for the protection of the Trustee provided for in this Trust Indenture shall survive the termination of this Indenture under Article 12 and the removal or resignation of the Trustee under Article 6.

7.15     TRUSTEE MAY HAVE OTHER INTERESTS

         Subject to applicable securities laws, and without affecting or limiting the duties and responsibilities or the limitations and indemnities provided in this Indenture, the Trustee is hereby expressly permitted to

(a) be an Associate or an Affiliate of a person from or to whom assets of the Trust have been or are to be purchased or sold;

(b) be, or be an Associate or an Affiliate of, a person with whom the Trust or the Corporation contracts or deals or which supplies services to the Trust or the Corporation;

(c) acquire, hold and dispose of, either for its own account or the accounts of its customers, any assets not constituting part of the Trust Fund, even if such assets are of a character which could be held by the Trust, and exercise all rights of an owner of such assets as if it were not a trustee;

(d) carry on its business as a trust company in the usual course while it is the Trustee, including the rendering of trustee or other services to other trusts and other persons for gain; and

(e) derive direct or indirect benefit, profit or advantage from time to time as a result of dealing with the Trust or the relationships, matters, contracts, transactions, affiliations or other interests stated in this
       Section 7.15 without being liable to the Trust or any Unitholder for any such direct or indirect benefit, profit or advantage.

Subject to applicable laws, none of the relationships, matters, contracts, transactions, affiliations or other interests permitted above shall be, or shall be deemed to be or to create, a material conflict of interest with the Trustee's duties hereunder.

7.16     DOCUMENTS HELD BY TRUSTEE

         Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any chartered bank in Canada, including an Affiliate of the Trustee, or deposited for safekeeping with any such bank.

                                   ARTICLE 8
                              DELEGATION OF POWERS

8.1      THE CORPORATION

         Except as expressly prohibited by law, the Trustee may grant or delegate to the Corporation such authority as the Trustee may in its sole discretion deem necessary or desirable to effect the actual administration of the duties of the Trustee under this Indenture, without regard to whether such authority is normally granted or delegated by trustees. The Trustee may grant broad discretion to the Corporation to administer and manage the day-to-day operations of the Trust Fund, to act as agent for the Trust Fund, to execute documents on behalf of the Trust Fund and to make executive decisions which conform to general policies and general principles set forth herein or previously established by the Trustee. The Corporation shall have the powers and duties expressly provided for herein and in any other agreement providing for the management or administration of the Trust including, without limitation, the power to retain and instruct such appropriate experts or advisors to perform those duties and obligations herein which it is not qualified to perform (and the Corporation shall notify the Trustee of the name of the person or persons retained or instructed and the terms and conditions thereof).

8.2      OFFERINGS AND OTHER MATTERS

         The Trustee hereby delegates to the Corporation (through its Board of Directors) responsibility for any or all matters relating to:

(a)    an Offering including:

       (i)   ensuring compliance with all applicable laws;

       (ii) the content of any Offering Documents, the accuracy of the disclosure contained therein, and the certification thereof;

       (iii) any subscription agreement or underwriting or agency agreements providing for the sale of Trust Units or securities convertible for or exchangeable into Trust Units or rights to Trust Units;

       (iv) the adoption of a unitholder rights plan and without limitation those matters set forth in Section 7.1(b) hereof;

       (v) all matters concerning any Underwriting Agreement providing for the sale of Trust Units or rights to Trust Units; and

(b)    the terms of, and amendment from time to time of the Material Contracts.

         The Corporation hereby accepts such delegation and agrees that, in respect of such matters, it shall carry out its functions honestly, in good faith and in the best interests of the Trust and the Unitholders and, in connection therewith, shall exercise that degree of care, diligence and skill that a reasonably prudent Person would exercise in comparable circumstances; the Corporation, and if directed by the Corporation in writing, the Trustee shall, execute any agreements on behalf of the Trust as the Corporation shall have authorized within the scope of any authority delegated to it hereunder.

8.3      EXCLUSIONS FROM DELEGATION

         Notwithstanding any other provision of this Indenture, including without limitation Section 8.1 and Section 8.2, the duties and obligations of the Trustee shall not be delegated to the Corporation or any other person in relation to:

(a) without limiting the duties and obligations of the Transfer Agent hereunder, the transfer of and cancellation of certificates representing Trust Units and the maintenance of registers of Unitholders;

(b)    terminating this Indenture in accordance with the provisions hereof;

(c) the amendment to or waiver of the performance or breach of any provision of this Indenture; or

(d)    the distribution of distributable income of the Trust.

8.4      POWER OF ATTORNEY

         Without limiting any of the other provisions of this Article 8, the Trustee hereby delegates to the Corporation from time to time the full power and authority, and constitutes the Corporation its true and lawful attorney in fact, to sign on behalf of the Trust all rights plans, prospectuses, annual information forms, management proxy circulars, other Offering Documents and any other documents ancillary or similar thereto required to be signed by the Trust from time to time, including any Agency Agreements, indemnity agreements (pursuant to which the Trust and not the Trustee provides indemnities) or documents ancillary or similar thereto.

8.5      LIABILITY OF TRUSTEE

         The Trustee shall have no liability or responsibility for any matters delegated to the Corporation hereunder or under any of the Material Contracts, and the Trustee, in relying upon the Corporation and in entering into the Material Contracts, shall be deemed to have complied with its obligations under
Section 7.5 and shall be entitled to the benefit of the indemnities, limitations of liability and other protection provisions provided for herein.

ARTICLE 9
                                    AMENDMENT

9.1      AMENDMENT

         Except as specifically provided otherwise herein, the provisions of this Indenture and the Administration Agreement, may only be amended by the Trustee with the consent of the Unitholders by Special Resolution.

         Any of the provisions of this Indenture may be amended by the Trustee at any time or times, without the consent, approval or ratification of any of the Unitholders or any other person for the purpose of:

(a) ensuring that the Trust will comply with any applicable laws or requirements of any governmental agency or authority of Canada or of any province;

(b) ensuring that the Trust will satisfy the provisions of each of subsections 108(2) and 132(6) of the Tax Act as from time to time amended or replaced;

(c) ensuring that such additional protection is provided for the interests of Unitholders as the Trustee may consider expedient;

(d) removing or curing any conflicts or inconsistencies between the provisions of this Indenture or any supplemental indenture, any Direct Royalties Sale Agreement and any other agreement of the Trust or any Offering Document with respect to the Trust, or any applicable law or regulation of any jurisdiction, provided that in the opinion of the Trustee the rights of the Trustee and of the Unitholders are not prejudiced thereby;

(e) providing for the electronic delivery by the Trust to Unitholders of documents relating to the Trust (including annual and quarterly reports, including financial statements, notices of Unitholder meetings and information circulars and proxy related materials) once applicable securities laws have been amended to permit such electronic delivery in place of normal delivery procedures, provided that such amendments to the Trust Indenture are not contrary to or do not conflict with such laws;

(f) making such other amendments which in the opinion of the Trustee are necessary or desirable as a result of changes or proposed changes in taxation laws or the administration or enforcement thereof;

(g) changing the situs of, or the laws governing the Trust which, in the opinion of the Trustee is desirable in order to provide Unitholders with the benefit of any, legislation limiting their liability;

(h) curing, correcting or rectifying any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions, provided that in the opinion of the Trustee the rights of the Trustee and of the Unitholders are not prejudiced thereby; and

(i) making any modification in the form of Trust Unit Certificates to conform with the provisions of this Indenture, or any other modifications, provided the rights of the Trustee and of the Unitholders are not prejudiced thereby.

Notwithstanding the foregoing, no amendment shall reduce the percentage of votes required to be cast at a meeting of the Unitholders for the purpose of amending this Section 9.1 without the consent of the holders of all of the Trust Units then outstanding.

                                  ARTICLE 10
                            MEETINGS OF UNITHOLDERS

10.1     ANNUAL AND SPECIAL MEETINGS OF UNITHOLDERS

         Annual meetings of the Unitholders shall be called by the Trustee, commencing in 2003, on a day, at a time and at a place to be set by the Corporation. The business transacted at such meetings shall include the transaction of such business as Unitholders may be entitled to vote upon as hereinafter provided in this Article 10, or as the Corporation may determine. Special meetings of the Unitholders may be called at any time by the Corporation and shall be called by the Corporation upon a written request of Unitholders holding in the aggregate not less than 20% of the Trust Units then outstanding, such request specifying the purpose or purposes for which such meeting is to be called. Meetings of Unitholders shall be held in the City of Calgary, or at such other place as the Corporation shall designate. The Chairman of any annual or special meeting shall be a person designated by the Corporation for the purpose of such meeting except that, on the motion of any Unitholder, any person may be elected as Chairman by a majority of the votes cast at the meeting instead of such designated person or in the event that no person shall be designated by the Corporation.

10.2     NOTICE OF MEETINGS

         Notice of all meetings of Unitholders shall be given by unregistered mail postage prepaid addressed to each Unitholder at his registered address, mailed at least 21 days and not more than 50 days before the meeting. Such notice shall set out the time when, and the place where, such meeting is to be held and shall specify the nature of the business to be transacted at such meeting in sufficient detail to permit a Unitholder to form a reasoned judgment thereon, together with the text of any resolution in substantially final form proposed to be passed. Any adjourned meeting may be held as adjourned without further notice. The accidental omission to give notice to or the non-receipt of such notice by the Unitholders shall not invalidate any resolution passed at any such meeting.

10.3     QUORUM

         At any meeting of the Unitholders, subject as hereinafter provided, a quorum shall consist of two or more persons either present in person or represented by proxy and representing in the aggregate not less than 5% of the outstanding Trust Units. If a quorum is not present at the appointed place on the date for which the meeting is called within one half hour after the time fixed for the holding of such meeting, the meeting, if convened on the requisition of Unitholders, shall be dissolved, but in any other case it shall stand adjourned to such day being not less than fourteen (14) days later and to such place and time as may be appointed by the Chairman of the meeting. If at such adjourned meeting a quorum as above defined is not present, the Unitholders present either personally or by proxy shall form a quorum, and any business may be brought before or dealt with at such an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

10.4     VOTING RIGHTS OF UNITHOLDERS

         Only Unitholders of record shall be entitled to vote and each Trust Unit shall entitle the holder or holders of that Trust Unit to that number of votes at any meeting of the Unitholders set forth in Section 3.1. Every question submitted to a meeting, other than a Special Resolution, shall, unless a poll vote is demanded, be decided by a show of hands vote, on which every person present and entitled to vote shall be entitled to one vote. At any meeting of Unitholders, any holder of Trust Units entitled to vote thereat may vote by proxy and a proxy need not be a Unitholder, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Trustee, or with such agent of the Trustee as the Trustee may direct, for verification prior to the commencement of such meeting no later than the time for which proxies are to have been received as set forth in the notice of such meeting. If approved by the Trustee, proxies may be solicited in the name of the Trustee. When any Trust Unit is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Unit, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners of their proxies so present disagree as to any vote to be cast, the joint owner present or represented whose name appears first in the register maintained pursuant to Section 11.3 shall be entitled to cast such vote.

10.5     RESOLUTIONS

(a) The Trustee shall in accordance with an Ordinary Resolution passed by the Unitholders: (i) change the Auditors as provided in Section 15.3; and (ii) elect the directors of the Corporation.

(b)    The Trustee shall in accordance with a Special  Resolution passed by the
       Unitholders:

       (i)   subject to Section 9.1, amend this Indenture;

       (ii)  subdivide or consolidate Trust Units;

       (iii) sell or agree to sell the property of the Trust Fund as an entirety or substantially as an entirety;

       (iv)  resign if removed pursuant to Section 6.3; and

       (v) commence to wind-up and wind-up the affairs of the Trust if requested pursuant to Section 12.2.

Except with respect to the above matters set out in this Section 10.5 and the matters set forth in Sections 6.3, 6.4 and 12.2 hereof, no action taken by the Unitholders or resolution of the Unitholders at any meeting shall in any way bind the Trustee. Notwithstanding the foregoing, the Trust, without the prior approval of the Unitholders whether by Special Resolution or otherwise, shall be permitted to sell, assign or otherwise transfer any property of the Trust in circumstances where any such sale, assignment or transfer is effected between or among the Trust and any one or more of:

             (A) any direct or indirect wholly-owned subsidiary of the Trust;

             (B) any trust, the only beneficiaries of which are the Trust or any direct or indirect wholly-owned subsidiary of the Trust;

             (C) any partnership, the only partners of which are the Trust and/or any of the persons referred to in (A) or (B) above and/or

             (D)    the Corporation,

provided that in opinion of the board of directors of the Corporation, such sale, assignment or transfer of property is in the best interests of the Trust.

10.6     MEANING OF "SPECIAL RESOLUTION"

         The expression "Special Resolution" when used in this Indenture means, subject as hereinafter in this Article provided, a resolution proposed to be passed as a special resolution at a meeting of Unitholders (including an adjourned meeting) duly convened for the purpose and held in accordance with the provisions of this Article at which two or more holders of at least 10% of the aggregate number of Trust Units then outstanding are present in person or by proxy and passed by the affirmative votes of the holders of not less than 66 2/3% of the Trust Units represented at the meeting and voted on a poll upon such resolution.

         If, at any such meeting, the holders of 10% of the aggregate number of Trust Units outstanding are not present in person or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by or on the requisition of Unitholders, shall be dissolved; but in any other case it shall stand adjourned to such date, being not less than 21 nor more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided in Section 10.2. Such notice shall state that at the adjourned meeting the Unitholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting, the Unitholders present in person or represented by proxy shall form a quorum and may transact the

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                                      28


business for which the meeting was originally convened, and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in this Section 10.6 shall be a Special Resolution within the meaning of this Indenture, notwithstanding that the holders of less than 10% of the aggregate number of Units then outstanding are present or represented by proxy at such adjourned meeting.

         Votes on a Special Resolution shall always be given on a poll and no demand for a poll on a Special Resolution shall be necessary. No Special Resolution changing or amending any provision hereof relating to or affecting:
(i) the Trustee, including the qualification, powers, authorities, appointment, removal or resignation thereof; or (ii) the provisions of Articles 9, 10 or 12 shall be effective prior to 60 days from the adoption thereof in accordance with the provisions hereof or such shorter period as may be approved by Unitholders.

10.7     RECORD DATE FOR VOTING

         For the purpose of determining the Unitholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustee may fix a date not more than 50 days and not less than 21 days prior to the date of any meeting of Unitholders as a record date for the determination of Unitholders entitled to vote at such meeting or any adjournment thereof, and any Unitholder who was a Unitholder at the time so fixed shall be entitled to vote at such meeting or any adjournment thereof even though he has since that time disposed of his Trust Units, and no Unitholder becoming such after that time shall be so entitled to vote at such meeting or any adjournment thereof. In the event that the Trustee does not fix a record date for any meeting of Unitholders, the record date for such meeting shall be the Business Day immediately preceding the date upon which notice of the meeting is given as provided under Section 10.2.

10.8     BINDING EFFECT OF RESOLUTIONS

         Every Ordinary Resolution and every Special Resolution passed in accordance with the provisions of this Indenture at a meeting of Unitholders shall be binding upon all the Unitholders, whether present at or absent from such meeting, and each and every Unitholder shall be bound to give effect accordingly to every such Ordinary Resolution and Special Resolution.

10.9     SOLICITATION OF PROXIES

         A Unitholder shall have the right to appoint a proxy to attend and act for the Unitholder at any meeting of Unitholders. The Trustee shall solicit proxies from Unitholders in connection with all meetings of Unitholders. In connection therewith, the Trustee shall comply, as near as may be possible, with all provisions of the BUSINESS CORPORATIONS ACT (Alberta) and the requirements of Canadian securities legislation applicable to the solicitation of proxies.

10.10    NO BREACH

         Notwithstanding any provisions of this Indenture, Unitholders shall have no power to effect any amendment hereto which would require the Trustee to take any action or conduct the affairs of the Trust in a manner which would constitute a breach or default by the Trust or the Trustee under any agreement binding on or obligation of the Trust or the Trustee.

                                   ARTICLE 11
             CERTIFICATES, REGISTRATION AND TRANSFER OF TRUST UNITS

11.1     NATURE OF TRUST UNITS

         The nature of a Trust Unit and the relationship of a Unitholder to the Trustee and the relationship of one Unitholder to another is as described in Sections 2.4 and Subsection 2.5(c) and the provisions of this Article 11 shall not in any way alter the nature of Trust Units or the said relationships of a Unitholder to the Trustee and of one Unitholder to another, but are intended only to facilitate, as applicable, the issuance of certificates or entry on the

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                                      29


register of Unitholders evidencing the beneficial ownership of Trust Units and the recording of all such transactions whether by the Trust, securities dealers, stock exchanges, transfer agents, registrars or other persons.

11.2     CERTIFICATES

(a)    Trust Units shall be:

       (i)   represented by certificates; or

       (ii) uncertificated Trust Units evidenced by a book-entry system maintained by the Trustee or by a Transfer Agent designated to act on behalf and under the direction of the Trustee; or

       (iii) a combination of (i) and (ii) above.

(b) If Trust Units are represented by certificates, the form of certificate representing Trust Units shall be substantially as set out in the Schedule hereto or such other form as is authorized from time to time by the Trustee. Each such certificate shall bear an identifying serial number and shall be certified manually on behalf of the Trustee. Any additional signature required by the Trustee to appear on such certificate may be printed, lithographed or otherwise mechanically reproduced thereon and, in such event, certificates so signed are as valid as if it had been signed manually. Any certificate which has one manual signature as hereinbefore provided shall be valid notwithstanding that one or more of the persons whose signature is printed, lithographed or mechanically reproduced no longer holds office at the date of issuance of such certificate. The Trust Certificates may be engraved, printed or lithographed, or partly in one form and partly in another, as the Trustee may determine.

(c) Any Trust Unit Certificate validly issued prior to the date hereof in accordance with the terms of this Indenture in effect at such time shall validly represent issued and outstanding Trust Units, notwithstanding that the form of such Trust Unit Certificate may not be in the form currently required by this Indenture.

11.3     REGISTER OF UNITHOLDERS

         A register shall be maintained at the principal corporate trust office of the Trustee in the City of Calgary by the Trustee or by a Transfer Agent designated to act on behalf and under the direction of the Trustee, which register shall contain the names and addresses of the Unitholders, the respective numbers of Trust Units held by them, if applicable, the certificate numbers of the certificates representing such Trust Units and a record of all transfers thereof. Branch transfer registers shall be maintained at such other offices of the Trustee or Transfer Agent as the Trustee may from time to time designate. The Trustee shall designate an office in the City of Toronto at which a branch register shall be maintained. Except in the case of the registers required to be maintained at the Cities of Calgary and Toronto, the Trustee shall have the power at any time to close any register of transfers and in that event shall transfer the records thereof to another existing register or to a new register.

         Only Unitholders whose Trust Units are so recorded shall be entitled to receive distributions or to exercise or enjoy the rights of Unitholders hereunder. The Trustee shall have the right to treat the person registered as a Unitholder on the register of the Trust as the owner of such Trust Units for all purposes, including, without limitation, payment of any distribution, giving notice to Unitholders and determining the right to attend and vote at meetings of Unitholders, and the Trustee shall not be bound to recognize any transfer, pledge or other disposition of a Trust Unit or any attempt to transfer, pledge or dispose of a Trust Unit, or any beneficial interest or equitable or other right or claim with respect thereto, whether or not the Trustee shall have actual or other notice thereof, until such Trust Unit shall have been transferred on the register of the Trust as herein provided.

         The  register  and the branch  transfer  register  referred to in this
Section 11.3 shall at all reasonable times be open for inspection by the Unitholders, the Corporation and the Trustee.

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                                      30


11.4     TRANSFER OF TRUST UNITS

(a) Subject to the provisions of this Article 11, the Trust Units shall be fully transferable without charge as between persons, but no transfer of Trust Units shall be effective as against the Trustee or shall be in any way binding upon the Trustee until the transfer has been recorded on the register or one of the branch transfer registers maintained by the Trustee or Transfer Agent. No transfer of a Trust Unit shall be recognized unless such transfer is of a whole Trust Unit.

(b) Subject to the provisions of this Article 11, Trust Units shall be transferable on the register or one of the branch transfer registers of Unitholders of the Trust only by the Unitholders of record thereof or their executors, administrators or other legal representatives or by their agents hereunto duly authorized in writing, and only upon delivery to the Trustee or to the Transfer Agent of the Trust if appointed, of the certificate therefor if a certificate representing the Trust Units has been issued, properly endorsed or accompanied by a duly executed instrument of transfer or a duly executed instrument of transfer if a certificate representing the Trust Units has not been issued, in either case accompanied by all necessary transfer or other taxes imposed by law, together with such evidence of the genuineness of such endorsement, execution and authorization and other matters that may reasonably be required by the Trustee. Upon such delivery the transfer shall be recorded on the register of Unitholders and, if applicable a new Trust Certificate for the residue thereof (if any) shall be issued to the transferor. Unless the Corporation agrees to assume liability for the transfer and exchange fees the Unitholder shall be responsible for such fees and expenses.

(c) Any person becoming entitled to any Trust Units as a consequence of the death, bankruptcy or incompetence of any Unitholder or otherwise by operation of law, shall be recorded as the holder of such Trust Units and, if applicable, shall receive a new Trust Certificate therefor only upon production of evidence satisfactory to the Trustee thereof and, if applicable, delivery of the existing Trust Certificate to the Trustee, but until such record is made the Unitholder of record shall continue to be and be deemed to be the holder of such Trust Units for all purposes whether or not the Trustee shall have actual or other notice of such death or other event.

11.5     TRUST UNITS HELD JOINTLY OR IN A FIDUCIARY CAPACITY

         The Trustee may treat two or more persons holding any Trust Units as joint owners of the entire interest therein unless their ownership is expressly otherwise recorded on the register of the Trust, but no entry shall be made in the register or on any Trust Certificate that any person is in any other manner entitled to any future, limited or contingent interest in any Trust Units; provided, however, that any person recorded as a Unitholder may, subject to the provisions hereinafter contained, be described in the register or on any Trust Certificate as a fiduciary of any kind and any customary words may be added to the description of the holder to identify the nature of such fiduciary relationship. Where any Trust Unit is registered in more than one name, the distributions (if any) in respect thereof may be paid to the order of all such holders failing written instructions from them to the contrary and such payment shall be a valid discharge to the Trustee and any Transfer Agent. In the case of the death of one or more joint holders, the distributions (if any) in respect of any Trust Units may be paid to the survivor or survivors of such holders and such payment shall be a valid discharge to the Trustee and any Transfer Agent.

11.6     PERFORMANCE OF TRUST

         The Trustee, the Unitholders and any officer or agent of the Trustee shall not be bound to be responsible for or otherwise inquire into or ensure the performance of any trust, express, implied or constructive, or of any charge, pledge or equity to which any of the Trust Units or any interest therein are or may be subject, or to ascertain or enquire whether any transfer of any such Trust Units or interests therein by any such Unitholder or by his personal representatives is authorized by such trust, charge, pledge or equity, or to recognize any person as having any interest therein except for the person recorded as Unitholder.

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                                      31


11.7     LOST CERTIFICATES

         In the event that any Trust Certificate is lost, stolen, destroyed or mutilated, the Trustee may authorize the issuance of a new Trust Certificate for the same number of Trust Units in lieu thereof. The Trustee may in its discretion, before the issuance of such new Trust Certificate, require the owner of the lost, stolen, destroyed or mutilated Trust Certificate, or the legal representative of the owner to make an affidavit or statutory declaration setting forth such facts as to the loss, theft, destruction or mutilation as the Trustee may deem necessary, to surrender any mutilated Trust Certificate and may require the applicant to supply to the Trust a "lost certificate bond" or a similar bond in such reasonable sum as the Trustee may direct indemnifying the Trustee and its agent for so doing. The Trustee shall have the power to require from an insurer or insurers a blanket lost security bond or bonds in respect of the replacement of lost, stolen, destroyed or mutilated Trust Certificates. The Trustee shall pay all premiums and other funds of money payable for such purpose out of the Trust Fund with such contribution, if any, by those insured as may be determined by the Trustee in its sole discretion. If such blanket lost security bond is required, the Trustee may authorize and direct (upon such terms and conditions as the Trustee may from time to time impose) any agent to whom the indemnity of such bond extends to take such action to replace any lost, stolen, destroyed or mutilated Trust Certificate without further action or approval by the Trustee.

11.8     DEATH OF A UNITHOLDER

         The death of a Unitholder during the continuance of the Trust shall not terminate the Trust or any of the mutual or respective rights and obligations created by or arising under this Indenture nor give such
Unitholder's personal representative a right to an accounting or take any action in court or otherwise against other Unitholders or the Trustee or the Trust Fund, but shall entitle the personal representatives of the deceased Unitholder to demand and receive, pursuant to the provisions hereof, a new Trust Certificate for Trust Units in place of the Trust Certificate, if any, held by the deceased Unitholder, and upon the acceptance thereof such personal representatives shall succeed to all rights of the deceased Unitholder under this Indenture.

11.9     UNCLAIMED INTEREST OR DISTRIBUTION

         In the event that the Trustee shall hold any amount of interest or other distributable amount which is unclaimed or which cannot be paid for any reason, the Trustee shall be under no obligation to invest or reinvest the same but shall only be obliged to hold the same in a current non-interest-bearing account pending payment to the person or persons entitled thereto. The Trustee shall, as and when required by law, and may at any time prior to such required time, pay all or part of such interest or other distributable amount so held to the Public Trustee (or other appropriate Government official or agency) whose receipt shall be a good discharge and release of the Trustee.

11.10    EXCHANGES OF TRUST CERTIFICATES

         Trust Certificates representing any number of Trust Units may be exchanged without charge for Trust Certificates representing an equivalent number of Trust Units in the aggregate. Any exchange of Trust Certificates may be made at the offices of the Trustee or at the offices of any Transfer Agent where registers are maintained for the Trust Certificates pursuant to the provisions of this Article 11. Any Trust Certificates tendered for exchange shall be surrendered to the Trustee or appropriate Transfer Agent and shall be cancelled. The Corporation shall reimburse the Trustee for all exchange fees associated with any such exchange.

11.11    OFFER FOR UNITS

(a)    In this Section 11.11:

       (i) "DISSENTING UNITHOLDER" means a Unitholder who does not accept an Offer referred to in Subsection (b) and includes any assignee of the Unit of a Unitholder to whom such an Offer is made, whether or not such assignee is recognized under this Indenture;

       (ii) "OFFER" means an offer to acquire outstanding Units where, as of the date of the offer to acquire, the Units that are subject to the offer to acquire, together with the Offeror's Units, constitute in the aggregate 20% or more of all outstanding Units;

       (iii) "OFFER TO ACQUIRE" includes an acceptance of an offer to sell;

       (iv) "OFFEROR" means a person, or two or more persons acting jointly or in concert, who make an Offer to acquire Units;

       (v)   "OFFEROR'S  NOTICE" means the notice  described in Subsection (c);
             and

       (vi) "OFFEROR'S UNITS" means Units beneficially owned, or over which control or direction is exercised, on the date of an Offer by the Offeror, any Affiliate or Associate of the Offeror or any person or company acting jointly or in concert with the Offeror.

(b) If an Offer for all of the outstanding Units (other than Units held by or on behalf of the Offeror or an Affiliate or Associate of the Offeror) is made and

       (i) within the time provided in the Offer for its acceptance or within 45 days after the date the Offer is made, whichever period is the shorter, the Offer is accepted by Unitholders representing at least 90% of the outstanding Units, other than the Offeror's Units;

       (ii) the Offeror is bound to take up and pay for, or has taken up and paid for the Units of the Unitholders who accepted the Offer; and

       (iii) the Offeror complies with Subsections (c) and (e);

             the Offeror is entitled to acquire, and the Dissenting Unitholders are required to sell to the Offeror, the Units held by the Dissenting Unitholders for the same consideration per Unit payable or paid, as the case may be, under the Offer.

(c) Where an Offeror is entitled to acquire Units held by Dissenting Unitholders pursuant to Subsection (b), and the Offeror wishes to exercise such right, the Offeror shall send by registered mail within 30 days after the date of termination of the Offer a notice (the "Offeror's Notice") to each Dissenting Unitholder stating that:

       (i) Unitholders holding at least 90% of the Units of all Unitholders, other than Offeror's Units, have accepted the Offer;

       (ii) the Offeror is bound to take up and pay for, or has taken up and paid for, the Units of the Unitholders who accepted the Offer;

       (iii) Dissenting Unitholders must transfer their respective Units to the Offeror on the terms on which the Offeror acquired the Units of the Unitholders who accepted the Offer within 21 days after the date of the sending of the Offeror's Notice; and

       (iv) Dissenting Unitholders must send their respective Trust Unit Certificate(s), if any, to the Trustee within 21 days after the date of the sending of the Offeror's Notice.

(d) A Dissenting Unitholder to whom an Offeror's Notice is sent pursuant to Subsection (c) shall, within 21 days after the sending of the Offeror's Notice, send to the Trustee his or her Trust Unit Certificate(s), duly endorsed for transfer if a certificate representing the Trust Units has been issued, or send to the Trustee a duly executed instrument of transfer if a certificate representing the Trust Units has not been issued.

(e) Within 21 days after the Offeror sends an Offeror's Notice pursuant to Subsection (c), the Offeror shall pay or transfer to the Trustee, or to such other person as the Trustees may direct, the cash or other consideration that is payable to Dissenting Unitholders pursuant to Subsection (b).

(f) The Trustee, or the person directed by the Trustee, shall hold in trust for the Dissenting Unitholders the cash or other consideration it receives under Subsection (e). The Trustee, or such person, shall deposit cash in a separate account in a Canadian chartered bank, and shall place other consideration in the custody of a Canadian chartered bank or similar institution for safekeeping.

(g) Within 30 days after the date of the sending of an Offeror's Notice pursuant to Subsection (c), the Trustee, if the Offeror has complied with Subsection (e), shall:

       (i) do all acts and things and execute and cause to be executed all instruments as in the Trustee's opinion may be necessary or desirable to cause the transfer of the Units of the Dissenting Unitholders to the Offeror;

       (ii)  send  to  each   Dissenting   Unitholder  who  has  complied  with
             Subsection  (d)  the   consideration   to  which  such  Dissenting
             Unitholder is entitled under this Section 11.11; and

       (iii) send to each Dissenting Unitholder who has not complied with Subsection (d) a notice stating that:

             (A) his or her Units have been transferred to the Offeror;

             (B) the Trustee or some other person  designated in such notice is holding in trust the consideration for such Units; and

             (C) the Trustee, or such other person, will send the consideration to such Dissenting Unitholder as soon as practicable after receiving such Dissenting Unitholder's Unit Certificate(s) or such other documents as the Trustee, or such other person may require in lieu thereof, and the Trustee is hereby appointed the agent and attorney of the Dissenting Unitholders for the purposes of giving effect to the foregoing provisions.

(h) An Offeror cannot make an Offer for Units unless, concurrent with the communication of the Offer to any Unitholder, a copy of the Offer is provided to the Trust.

                                  ARTICLE 12
                                  TERMINATION

12.1     TERMINATION DATE

         Unless the Trust is terminated or extended earlier, the Trustee shall commence to wind up the affairs of the Trust on December 31, 2099.

12.2     TERMINATION BY SPECIAL RESOLUTION OF UNITHOLDERS

         The Unitholders may vote by Special Resolution to terminate the Trust at any meeting of Unitholders duly called for that purpose, whereupon the Trustee shall commence to wind up the affairs of the Trust, provided that such a vote may only be held if requested in writing by the holders of not less than 20% of the outstanding Trust Units and a quorum of holders of not less than 50% of the outstanding Trust Units are present in person or represented by proxy at the meeting or any adjournment thereof at which the vote is taken.

12.3     PROCEDURE UPON TERMINATION

         Forthwith upon being required to commence to wind up the affairs of the Trust, the Trustee shall give notice thereof to the Unitholders, which notice shall designate the time or times at which Unitholders may surrender their Trust Units for cancellation and the date at which the register of the Trust shall be closed.

12.4     POWERS OF THE TRUSTEE UPON TERMINATION

         After the date on which the Trustee is required to commence to wind up the affairs of the Trust, the Trustee shall carry on no activities except for the purpose of winding up the affairs of the Trust as hereinafter provided and for these purposes, the Trustee shall continue to be vested with and may exercise all or any of the powers conferred upon the Trustee under this Indenture.

12.5     SALE OF INVESTMENTS

         After the date referred to in Section 12.4, the Trustee shall proceed to wind up the affairs of the Trust as soon as may be reasonably practicable and for such purpose shall, subject to the terms of any agreements binding on or obligations of the Trust and the Trustee, sell and convert into money the Direct Royalties and other assets comprising the Trust Fund in one transaction or in a series of transactions at public or private sale and do all other acts appropriate to liquidate the Trust Fund, and shall in all respects act in accordance with the directions, if any, of the Unitholders in respect of a termination authorized under Section 12.2. Notwithstanding anything herein contained, in no event shall the Trust be wound up until the Direct Royalties shall have been disposed of.

12.6     DISTRIBUTION OF PROCEEDS

         After paying, retiring or discharging or making provision for the payment, retirement or discharge of all known liabilities and obligations of the Trust and providing for indemnity against any other outstanding liabilities and obligations, the Trustee shall distribute the remaining part of the proceeds of the sale of the Direct Royalties and other assets together with any cash forming part of the Trust Fund among the Unitholders in accordance with their Pro Rata Share. Notwithstanding the foregoing, holders of Special Trust Units shall be entitled to a preferential distribution equal to $1.00 for each Special Trust Unit, or such lesser amount where the residual assets of the
Trust would not be sufficient to pay such amount, and the Pro Rata Share payable to Unitholders shall be determined after such preferential distribution.

12.7     FURTHER NOTICE TO UNITHOLDERS

         In the event that all of the Unitholders shall not surrender their Trust Units for cancellation within six (6) months after the time specified in the notice referred to in Section 12.3, such remaining Trust Units shall be deemed to be cancelled without prejudice to the rights of the holders of such Trust Units to receive their Pro Rata Share of the amounts referred to in
Section 12.6 and the Trustee may either take appropriate steps, or appoint an agent to take appropriate steps, to contact such Unitholders (deducting all expenses thereby incurred from the amounts to which such Unitholders are entitled as aforesaid) or, in the discretion of the Trustee, may pay such amounts into court.

12.8     RESPONSIBILITY OF TRUSTEE AFTER SALE AND CONVERSION

         The Trustee shall be under no obligation to invest the proceeds of any sale of the Direct Royalties or other assets or cash forming part of the Trust Fund after the date referred to in Section 12.4 and, after such sale, the sole obligation of the Trustee under this Indenture shall be to hold such proceeds in trust for distribution under Section 12.6.

                                  ARTICLE 13
                            SUPPLEMENTAL INDENTURES

13.1     PROVISION FOR SUPPLEMENTAL INDENTURES

         From time to time the Trustee and the Corporation may, subject to the provisions hereof, and it shall, when so directed in accordance with the provisions hereof, execute and deliver by its proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)      giving effect to any amendment as provided in Article 9;

(b)      giving effect to any Special Resolution passed as provided in Article
         10;

(c) making such provision not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Trustee, prejudicial to the interests of the Unitholders;

(d) making any modification in the form of Trust Certificates which does not materially affect the substance thereof; and

(e) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Trustee, the rights of the Trustee and the Unitholders are not prejudiced thereby;

provided that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative.

         Notwithstanding Section 10.5 and the foregoing, on or before the Date of Closing, the Trustee may execute and deliver such indentures or instruments supplemental hereto, which may add to or delete or amend, vary or change any of the provisions hereof, as the Corporation may direct in writing.

13.2     PROVISION FOR AMENDED AND RESTATED INDENTURE

         Notwithstanding Section 13.1, following any amendments to this Indenture, the parties to the Indenture may enter into an amended and restated version of the Indenture which shall include and give effect to all amendments to the Indenture in effect at the applicable time.

                                  ARTICLE 14
                             NOTICES TO UNITHOLDERS

14.1     NOTICES

         Any notice required to be given under this Indenture to the Unitholders shall be given by letter or circular sent through ordinary post addressed to each registered holder at his last address appearing on the register; provided that if there is a general discontinuance of postal service due to strike, lockout or otherwise, such notice may be given by publication twice in the National Edition of The Globe and Mail or The National Post or any other newspaper having national circulation in Canada; provided further that if there is no newspaper having national circulation, then by publishing twice in a newspaper in each city where the register or a branch transfer register is maintained. Any notice so given shall be deemed to have been given on the day following that on which the letter or circular was posted or, in the case of notice being given by publication, the day following the day of the second publication in the designated newspaper or newspapers. In proving notice was posted, it shall be sufficient to prove that such letter or circular was properly addressed, stamped and posted.

14.2     FAILURE TO GIVE NOTICE

         The failure by the Trustee, by accident or omission or otherwise unintentionally, to give the Unitholders any notice provided for herein shall not affect the validity or effect of any action referred to in such notice, and the Trustee shall not be liable to any Unitholder for any such failure.

14.3     JOINT HOLDERS

         Service of a notice or document on any one of several joint holders of Trust Units shall be deemed effective service on the other joint holders.

14.4     SERVICE OF NOTICE

         Any notice or document sent by post to or left at the address of a Unitholder pursuant to this Article shall, notwithstanding the death or bankruptcy of such Unitholder, and whether or not the Trustee has notice of such death or bankruptcy, be deemed to have been fully served and such service shall be deemed sufficient service on all persons interested in the Trust Units concerned.

                                   ARTICLE 15
                                    AUDITORS

15.1     QUALIFICATION OF AUDITORS

         The Auditors shall be an independent recognized firm of chartered accountants which has an office in Alberta.

15.2     APPOINTMENT OF AUDITORS

         The Trustee hereby appoints KPMG LLP, Chartered Accountants, as the auditors of the Trust, to hold such office until the first annual meeting of the Unitholders at such remuneration as may be approved by the Trustee from time to time. The Auditors will be selected at each annual meeting of Unitholders.

15.3     CHANGE OF AUDITORS

         The Auditors may at any time be removed by the Trustee with the approval of the Unitholders by means of an Ordinary Resolution at a meeting of Unitholders duly called for that purpose and, upon the resignation or the removal of Auditors as aforesaid, new auditors may be appointed by the Trustee with the approval of the Unitholders by means of an Ordinary Resolution at a meeting duly called for the purpose. A vacancy created by the removal of the Auditors as aforesaid may be filled at the meeting of Unitholders at which the Auditors are removed or, if not so filled, may be filled under Section 15.4.

15.4     FILLING VACANCY

         In the event that the Auditors resign as auditors of the Trust, the Trustee shall forthwith fill the vacancy with such new auditors as is approved by the members of the Board of Directors of the Corporation whom are independent of the Corporation, and such new auditors shall act as auditors of the Trust for the unexpired term of the predecessor auditors of the Trust.

15.5     REPORTS OF AUDITORS

         The Auditors shall audit the accounts of the Trust at least once in each year and a report of the Auditors with respect to the annual financial statements of the Trust shall be provided to each Unitholder as set out in
Section 16.3.

                                  ARTICLE 16
                   ACCOUNTS, RECORDS AND FINANCIAL STATEMENTS

16.1     RECORDS

         The Trustee shall keep such books, records and accounts as are necessary and appropriate to document the Trust Fund and each transaction of the Trust. Without limiting the generality of the foregoing, the Trustee will, at its principal office in Calgary, Alberta, keep records of all transactions of the Trust, a list of the Direct Royalties and other assets of the Trust Fund from time to time and a copy of this Indenture.

16.2     QUARTERLY REPORTING TO UNITHOLDERS

         The Trustee will mail to each Unitholder within 60 days after March 31, June 30 and September 30 in each year, an unaudited quarterly financial statement of the Trust for the most recent calendar quarter. The Corporation will review any forecast provided in any Offering Document and, if necessary, will provide the Trustee with a quarterly update. The Trustee will mail any such update to Unitholders.

16.3     ANNUAL REPORTING TO UNITHOLDERS

         The Trustee will mail:

(a) to each Unitholder, within 140 days after the end of each year, the audited consolidated financial statements of the Trust for the most recently completed year together with the report of the Auditors thereon; and

(b) to each person who received a distribution from the Trust during a year, within 90 days after the end of such year, the tax reporting information relating to such year as prescribed by the Tax Act.

16.4     INFORMATION AVAILABLE TO UNITHOLDERS

(a) Each Unitholder shall have the right to obtain, on demand and on payment of reasonable reproduction costs, from the head office of the Trust, a copy of this Indenture and any indenture supplemental hereto or any Material Contract.

(b) Each Unitholder, upon payment of a reasonable fee and upon sending to the Trustee the affidavit referred to in paragraph (d) below, may upon application require the Trustee to furnish within 10 days from the receipt of the affidavit a list (the "basic list") made up to a date not more than 10 days before the date of receipt of the affidavit setting out the names of the Unitholders, the number of Trust Units owned by each Unitholder and the address of each Unitholder as shown on the records of the Trustee.

(c) A person requiring the Trustee to supply a basic list may, if he states in the affidavit referred to in paragraph (d) below that he requires supplemental lists, require the Trustee upon payment of a reasonable fee to furnish supplemental lists setting out any changes from the basic list in the names or addresses of the Unitholders and the number of Trust Units owned by each Unitholder for each business day following the date the basic list is made up to.

(d)      The affidavit referred to in paragraph (b) above shall state:

         (i)   the name and address of the applicant;

         (ii) the name and address for service of the body corporate if the applicant is a body corporate; and

         (iii) that the basic list and any supplemental lists will not be used except as permitted under paragraph (e) below.

(e) A list of Unitholders obtained under this Section shall not be used by any person except in connection with:

         (i)   an effort to influence the voting of Unitholders;

         (ii)  an offer to acquire Trust Units; or

         (iii) any other matter relating to the affairs of the Trust.

16.5     INCOME TAX: OBLIGATION OF THE TRUSTEE

         The Trustee shall discharge all obligations and responsibilities of the Trustee under the Tax Act or any similar provincial legislation, and neither the Trust nor the Trustee shall be accountable or liable to any Unitholder by reason of any act or acts of the Trustee consistent with any such obligations or responsibilities.

16.6     INCOME TAX: DESIGNATIONS

         In the return of its income under Part I of the Tax Act for each year the Trust shall make such designations to Unitholders with respect to any amounts distributed or payable to Unitholders in the year including, without restricting the generality of the foregoing, designations pursuant to subsection 104(29) of the Tax Act and designations with respect to any taxable capital gains realized and distributed to Unitholders by the Trust in the year, as shall be permitted under the provisions of the Tax Act and as the Trustee in its sole discretion shall deem to be appropriate. In the first tax year, in filing a return of income for the Trust, the Trust shall elect that the Trust be deemed to be a mutual fund trust for the entire year.

16.7   INCOME TAX: DEDUCTIONS, ALLOWANCES AND CREDITS

         The Corporation shall determine the tax deductions, allowances and credits to be claimed by the Trust in any year, and the Trustee shall claim such deductions, allowances and credits for the purposes of computing the income of the Trust and the amount payable by the Trust pursuant to the provisions of the Tax Act.

16.8   FISCAL YEAR

         The fiscal year of the Trust shall end on December 31 of each year.

                                   ARTICLE 17
                                 MISCELLANEOUS

17.1     CONTINUED LISTING

         The Trustee hereby appoints the Corporation as its agent and the Corporation hereby covenants to the Trustee and agrees that it shall, at the cost and expense of the Trust, take all steps and actions and do all things that may be required to obtain and maintain the listing and posting for trading of the Trust Units on the Toronto Stock Exchange and to maintain its status as a "reporting issuer" not in default of the securities legislation and regulations in each of the provinces of Canada as determined necessary by the Corporation or Counsel.

17.2     SUCCESSORS AND ASSIGNS

         The provisions of this Indenture shall enure to the benefit of and be binding upon the parties and their successors and assigns.

17.3     COUNTERPARTS

         This Indenture may be simultaneously executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts, together, shall constitute but one and the same instrument, which shall be sufficiently evidenced by any such original counterparts.

17.4     SEVERABILITY

         If any provision of this Indenture shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Indenture in any jurisdiction.

17.5     DAY NOT A BUSINESS DAY

         In the event that any day on or before which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

17.6     TIME OF THE ESSENCE

         Time shall be of the essence in this Indenture.

17.7     GOVERNING LAW

         This Indenture and the Trust Certificates shall be construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as Alberta contracts. The parties hereby irrevocably submit to the jurisdiction of the Courts of the Province of Alberta.

17.8     NOTICES TO TRUSTEE AND THE CORPORATION

(a) Any notice to the Trustee under this Indenture shall be valid and effective if delivered or if given by registered letter, postage prepaid, addressed to the attention of Valiant Trust Company at Suite 510, 550 - 6th Avenue S.W., Calgary, Alberta, T2P 0S2, Attention:
         Manager Corporate Trust (Fax (403) 233-2857), or may be given by electronic or telecommunications device, and shall be deemed to have been given on the date of delivery or, if mailed, effective five days after deposit in the Canadian mail.

(b) Any notice to the Corporation under this Indenture shall be valid and effective if delivered or if given by registered letter, postage prepaid, addressed to the Corporation at Suite 1800, 500 - 4th Avenue S.W., Calgary, Alberta, T2P 2V6, Attention: Secretary (Fax (403) 693-0070 may be given by electronic or telecommunications device, and shall be deemed to have been effectively given on the date of delivery or, if mailed, five days after deposit in the Canadian mail.

(c) The Corporation or the Trustee may from time to time notify the other in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation or the Trustee for all purposes of this Indenture.

(d) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered at the appropriate address provided in this Section, by cable, telegram, electronic, telecommunications device or other means of prepaid, transmitted and recorded communication.

17.9     REFERENCES TO AGREEMENTS

         Any reference herein to any agreement, contract or obligation shall refer to such agreement, contract or obligation as the same may be amended from time to time.

ARTICLE 18
                            REDEMPTION OF TRUST UNITS

18.1     RIGHT OF REDEMPTION

         Each Unitholder shall be entitled to require the Trust to redeem at any time or from time to time at the demand of the Unitholder all or any part of the Trust Units registered in the name of the Unitholder at the prices determined and payable in accordance with the conditions hereinafter provided.

18.2     EXERCISE OF REDEMPTION RIGHT

         To  exercise a  Unitholder's  right to require  redemption  under this
Article 18, a duly completed and properly executed notice requiring the Trust to redeem Trust Units, in a form approved by the Trustee, shall be sent to the Trust at the head office of the Trust, together with, if applicable, the Trust Unit Certificate or Trust Unit Certificates representing the Trust Units to be redeemed. No form or manner of completion or execution shall be sufficient unless the same is in all respects satisfactory to the Corporation and is accompanied by any further evidence that the Corporation may reasonably require with respect to the identity, capacity or authority of the person giving such notice.

         Upon receipt by the Trust of the notice to redeem Trust Units, the Unitholder shall thereafter cease to have any rights with respect to the Trust Units tendered for redemption (other than to receive the redemption payment therefor) including the right to receive any distributions thereon. Trust Units shall be considered to be tendered for redemption on the date that the Trust has, to the satisfaction of the Corporation, received the notice, Trust Unit Certificates, if applicable, and other required documents or evidence as aforesaid.

18.3     CALCULATION OF REDEMPTION PRICE BASED ON MARKET PRICE

         Subject to Section 18.6, upon receipt by the Trust of the notice to redeem Trust Units in accordance with Section 18.2, the holder of the Trust Units tendered for redemption shall be entitled to receive a price per Trust Unit (hereinafter called the "Market Redemption Price") equal to the lesser of:

(a) 90% of the market price of the Trust Units on the principal market on which the Trust Units are quoted for trading during the 10 day trading period commencing immediately after the date on which the Trust Units were tendered to the Trust for redemption; and

(b) the closing market price on the principal market on which the Trust Units are quoted for trading, on the date that the Trust Units were so tendered for redemption.

         For the purposes of Subsection 18.3(a), the market price shall be an amount equal to the simple average of the closing price of the Trust Units for each of the trading days on which there was a closing price; provided that if the applicable exchange or market does not provide a closing price but only provides the highest and lowest prices of the Trust Units traded on a particular day, the market price shall be an amount equal to the simple average of the average of the highest and lowest prices for each of the trading days on which there was a trade; and provided further that if there was trading on the applicable exchange or market for fewer than 5 of the 10 trading days, the market price shall be the simple average of the following prices established for each of the 10 trading days; the average of the last bid and last ask prices for each day on which there was no trading; the closing price of the Trust Units for each day that there was trading if the exchange or market provides a closing price; and the average of the highest and lowest prices of the Trust Units for each day that there was trading, if the market provides only the highest and lowest prices of Trust Units traded on a particular day.

         For the purposes of subsection 18.3(b), the closing market price shall be: an amount equal to the closing price of the Trust Units if there was a trade on the date; an amount equal to the average of the highest and lowest prices of Trust Units if there was trading and the exchange or other market provides only the highest and lowest prices of Trust Units traded on a particular day; and the average of the last bid and last ask prices if there was no trading on the date.

18.4     CASH PAYMENT OF MARKET REDEMPTION PRICE

         Subject to Section 18.5, the Market Redemption Price, payable in respect of the Trust Units tendered for redemption during any calendar month shall be paid by cheque, drawn on a Canadian chartered bank or a trust company in lawful money of Canada, payable at par to or to the order of the Unitholder who exercised the right of redemption on the last day of the calendar month following the month in which the Trust Units were tendered for redemption. Payments made by the Trust of the Market Redemption Price are conclusively deemed to have been made upon the mailing of a cheque in a postage pre-paid envelope addressed to the former Unitholder unless such cheque is dishonoured upon presentment. Upon such payment, the Trust shall be discharged from all liability to the former Unitholder in respect of the Trust Units so redeemed.

18.5     LIMITATION REGARDING CASH PAYMENT OF MARKET REDEMPTION PRICE

         Section 18.4 shall not be applicable to Trust Units tendered for redemption by a Unitholder if the total amount payable by the Trust pursuant to
Section 18.4 in respect of such Trust Units and all other Trust Units tendered for redemption in the same calendar month exceeds $100,000; provided that the Corporation may, in its sole discretion, waive such limitation in respect of any calendar month. If this limitation is not so waived for such calendar month, the Market Redemption Price payable in respect of the Trust Units tendered for redemption in such calendar month shall be paid on the last day of the calendar month following such month as follows:

(a) firstly, by the Trust distributing Notes having an aggregate principal amount equal to the aggregate Market Redemption Price of the Trust Units tendered for redemption, and,

(b) secondly, to the extent that the Trust does not hold Notes having a sufficient principal amount outstanding to effect such payment, by the Trust issuing its own promissory notes to the Unitholders who exercise the right of redemption having an aggregate principal amount equal to any such shortfall, which promissory notes, (herein referred to as "Redemption Notes") shall have terms and conditions substantially identical to those of the Notes.

         Upon such distribution of Notes or issuance of Redemption Notes, the Trust shall be discharged from all liability to the former Unitholder in respect of the Trust Units so redeemed. For greater certainty, the Trust shall be entitled to all interest accrued and unpaid on the Notes so distributed to and including the date upon which such Notes are required to be distributed.

18.6     CALCULATION OF REDEMPTION PRICE IN CERTAIN OTHER CIRCUMSTANCES

         Section 18.3 shall not be applicable to Trust Units tendered for redemption by a Unitholder, if:

(a) at the time the Trust Units are tendered for redemption, the outstanding Trust Units of the Trust are not listed for trading on the Toronto Stock Exchange or the TSX Venture Exchange and are not traded or quoted on any other stock exchange or market which the Corporation considers in its sole discretion, provides representative fair market value prices for the Trust Units; or

(b) the normal trading of the outstanding Trust Units of the Trust is suspended or halted on any stock exchange on which the Trust Units are listed for trading or, if not so listed, on any market on which the Trust Units are quoted for trading, on the date that such Trust Units tendered for redemption were tendered to the Trust for redemption or for more than five trading days during the 10 day trading period commencing immediately after the date on which such Trust Units tendered for redemption were tendered to the Trust for redemption, and in either such case, such Unitholder shall, instead of the Market Redemption Price, be entitled to receive a price per Trust Unit (herein referred to as the "Appraised Redemption Price") equal to 90% of the fair market value thereof as determined by the Corporation as at the date upon such Trust Units were tendered for redemption. The Appraised Redemption Price payable in respect of Trust Units tendered for redemption in any calendar month shall be paid on the last day of the third calendar month following the month in which such Trust Units were tendered for redemption, by at the option of the Trust:

         (i) cash payment, in which case the provisions of Section 18.4 shall apply MUTATIS MUTANDIS; or

         (ii) in the manner provided for in Section 18.5, in which case the provisions of Section 18.5 shall apply MUTATIS MUTANDIS.

18.7     CANCELLATION OF REDEEMED TRUST UNITS

         All Trust Units which are redeemed under this Article 18 shall be cancelled (as shall all certificates, if any, representing such Trust Units which are redeemed) and such Trust Units shall no longer be outstanding and shall not be reissued.

         IN WITNESS WHEREOF each of the parties has caused these presents to be executed by its proper officers duly authorized in its behalf as of the 1st day of January, 2008.

                                       HARVEST OPERATIONS CORP.


                                       By:______________________________________



                                       VALIANT TRUST COMPANY


                                       By:______________________________________


                                       By:______________________________________

                                   SCHEDULE A

                           To the annexed fourth amended and restated indenture dated as of
                                                           January 1, 2008 and
                                                           made between


                            HARVEST OPERATIONS CORP.
                                      and
                             VALIANT TRUST COMPANY

                  (Form of Certificate for the Ordinary Trust
                         Units in the English Language)

                              ORDINARY TRUST UNITS

                              HARVEST ENERGY TRUST

          (a trust created under the laws of the Province of Alberta)


No. _____     ___________
                                                           Ordinary Trust Units




                                                           CUSIP _______________




THIS CERTIFIES THAT

         _____________________________________________ is the registered holder of _______________ fully paid Ordinary Trust Units issued by HARVEST ENERGY TRUST (the "Trust") transferable only on the books of the Trust by the registered holder hereof in person or by attorney duly authorized upon surrender of this certificate properly endorsed.

         The Ordinary Trust Units represented by this certificate are issued upon the terms and subject to the conditions of a fourth amended and restated indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Trust Indenture") dated January 1, 2008, as amended and/or amended and restated and made between Harvest Operations Corp. (the "Corporation") and Valiant Trust Company (the "Trustee") which Trust Indenture is binding upon all holders of Trust Units and, by acceptance of this certificate, the holder assents to the terms and conditions of the Trust Indenture. Terms defined in the Trust Indenture have the same meaning when used herein.

         A copy of the Trust Indenture pursuant to which this certificate and the Ordinary Trust Units represented hereby are issued may be obtained by any Unitholder on demand and on payment of reasonable reproduction costs from the head office of the Trust.

         This certificate may only be transferred, upon compliance with the conditions prescribed in the Trust Indenture, on the register to be kept at the office of the transfer agent in the City of Calgary and the City of Toronto, as applicable and at such other place or places, if any, as the Trustee may designate, by the registered holder thereof or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and upon compliance with such reasonable requirements as the Trustee may prescribe.

         The Trust Indenture contains provisions for the holding of meetings of Unitholders and rendering resolutions passed at such meetings binding upon all Unitholders.

         The Trust Indenture contains restrictions on the ownership of Ordinary Trust Units by non-residents of Canada within the meaning of the INCOME TAX ACT (Canada) and the Trust shall take all necessary steps to monitor the ownership of Ordinary Trust Units to carry out such intentions. If at any time the Trust, becomes aware that the beneficial owners of 49% or more of the Ordinary Trust Units then outstanding are or may be non-residents or that such a situation is imminent, the Trust, by or through the Corporation on the Trust's behalf, shall take such action as may be necessary to carry out the intentions evidenced in the Indenture.

         The Trust Indenture provides that no Unitholder shall incur or be subject to any liability in connection with the Trust Fund or the obligations or the affairs of the Trust or with respect to any act performed by the Trustee or by any other person pursuant to the Trust Indenture.

         The Trust Indenture provides that Ordinary Trust Units shall be issued only when fully paid and the Unitholders shall not thereafter be required to make any further contribution to the Trust with respect to such Ordinary Trust Units.

         This certificate shall not be valid for any purpose until it shall have been countersigned and registered by the transfer agent of the Trust.

         IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by its duly authorized officers.

DATED

                                       HARVEST OPERATIONS CORP.


                                       By:______________________________________
                                             Authorized Officer


                                       By:______________________________________
                                             Authorized Officer

                                       Countersigned and Registered
                                       VALIANT TRUST COMPANY
                                       Transfer Agent and Registrar of the Trust


                                       By:______________________________________
                                             Authorized Officer

TRANSFER FORM

FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto

________________________________________________________________________________
(please print or typewrite name and address of assignee)

__________ Ordinary Trust Units of HARVEST ENERGY TRUST represented by this certificate and hereby irrevocable constitutes and appoints ____________________ Attorney to transfer the said Ordinary Trust Units on the registers of the Trust for the said purpose, with full power of substitution in the premises.

Dated _______________________________        ___________________________________
                                             (SIGNATURE OF TRANSFEROR)

_____________________________________
The  signature  of  the   registered
holder of the within  certificate to
the  foregoing  assignment  must  be
guaranteed by a chartered bank, by a
trust  company  or a member  firm of
the  Toronto  Stock  Exchange,   the
Montreal  Exchange,  the TSX Venture
Exchange,   a  national   securities
exchange in the United  Sates or the
National  Association  of Securities
Dealers, Inc. who are members of the
Securities   Transfer    Association
Medallion Program ("STAMP").

                                   SCHEDULE B

 To the annexed fourth amended and restated indenture dated as of January 1 2008 and made between


                            HARVEST OPERATIONS CORP.
                                      and
                             VALIANT TRUST COMPANY

                   (Form of Certificate for the Special Trust
                         Units in the English Language)

                              SPECIAL TRUST UNITS

                              HARVEST ENERGY TRUST

          (a trust created under the laws of the Province of Alberta)


No._____   __________

                                               Special Trust Units




                                                  CUSIP _______________________


THIS CERTIFIES THAT

         _____________________________________________ is the registered holder of _______________ fully paid Special Trust Units issued by HARVEST ENERGY TRUST (the "Trust") transferable only on the books of the Trust by the registered holder hereof in person or by attorney duly authorized upon surrender of this certificate properly endorsed.

         The Special Trust Units represented by this certificate are issued upon the terms and subject to the conditions of a fourth amended and restated indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Trust Indenture") dated January 1, 2008, as amended and/or amended and restated and made between Harvest Operations Corp. (the "Corporation") and Valiant Trust Company (the "Trustee") which Trust Indenture is binding upon all holders of Trust Units and, by acceptance of this certificate, the holder assents to the terms and conditions of the Trust Indenture. Terms defined in the Trust Indenture have the same meaning when used herein.

         A copy of the Trust Indenture pursuant to which this certificate and the Special Trust Units represented hereby are issued may be obtained by any Unitholder on demand and on payment of reasonable reproduction costs from the head office of the Trust.

         This certificate may only be transferred, upon compliance with the conditions prescribed in the Trust Indenture, on the register to be kept at the office of the transfer agent in the City of Calgary and the City of Toronto, as applicable and at such other place or places, if any, as the Trustee may designate, by the registered holder thereof or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and upon compliance with such reasonable requirements as the Trustee may prescribe.

         The Trust Indenture contains provisions for the holding of meetings of Unitholders and rendering resolutions passed at such meetings binding upon all Unitholders.

         The Trust Indenture contains restrictions on the ownership of Special Trust Units by non-residents of Canada within the meaning of the INCOME TAX ACT (Canada) and the Trust shall take all necessary steps to monitor the ownership of Special Trust Units to carry out such intentions. If at any time the Trust, becomes aware that the beneficial owners of 49% or more of the Special Trust Units then outstanding are or may be non-residents or that such a situation is imminent, the Trust, by or through the Corporation on the Trust's behalf, shall take such action as may be necessary to carry out the intentions evidenced in the Indenture.

         The Trust Indenture provides that no Unitholder shall incur or be subject to any liability in connection with the Trust Fund or the obligations or the affairs of the Trust or with respect to any act performed by the Trustee or by any other person pursuant to the Trust Indenture.

         The Trust Indenture provides that Special Trust Units shall be issued only when fully paid and the Unitholders shall not thereafter be required to make any further contribution to the Trust with respect to such Special Trust Units.

         This certificate shall not be valid for any purpose until it shall have been countersigned and registered by the transfer agent of the Trust.

         IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by its duly authorized officers.

DATED_________

                                   HARVEST OPERATIONS CORP.


                                   By:________________________________________
                                         Authorized Officer


                                   By:________________________________________
                                         Authorized Officer

                                   Countersigned and Registered
                                   VALIANT TRUST COMPANY
                                   Transfer Agent and Registrar of the Trust


                                   By:________________________________________
                                         Authorized Officer

TRANSFER FORM

FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto

________________________________________________________________________________
(please print or typewrite name and address of assignee)


__________ Special Trust Units of HARVEST ENERGY TRUST represented by this certificate and hereby irrevocable constitutes and appoints ____________________ Attorney to transfer the said Special Trust Units on the registers of the Trust for the said purpose, with full power of substitution in the premises.

Dated _______________________________   ________________________________________
                                        (SIGNATURE OF TRANSFEROR)

_____________________________________
The  signature  of  the   registered
holder of the within  certificate to
the  foregoing  assignment  must  be
guaranteed by a chartered bank, by a
trust  company  or a member  firm of
the  Toronto  Stock  Exchange,   the
Montreal  Exchange,  the TSX Venture
Exchange,   a  national   securities
exchange in the United  Sates or the
National  Association  of Securities
Dealers, Inc. who are members of the
Securities   Transfer    Association
Medallion Program ("STAMP").